Schedule 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant    /X/

Filed by a Party other than the Registrant    / /

Check the appropriate box:

/ / Preliminary Proxy Statement   / / Confidential, for Use of the Commission
                                      Only (as permitted by Rule 14a-6(e)(2))

/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           WHG Bancshares Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.

/ / Fee computed on table below per Section 14(g) of the Exchange Act.


     (1) Title of each class of securities to which transaction applies: Common Stock
     (2) Aggregate number of securities to which transaction applies: 1,285,050 shares and 292,054 options
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):Each of the 1,285,050 issued and outstanding shares of Common Stock will, upon consummation of the merger, be converted into the right to receive $14.25 in cash. In exchange for the cancellation of the 292,054 options to purchase Registrant's common stock, holders thereof will receive, in the aggregate, $1,143,898 in cash.
     (4)  Proposed maximum aggregate value of transaction: $19,455,860.
     (5)  Total fee paid: $1,789.94.

/x/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)      Amount previously paid:_________________________________
     (2)      Form, schedule or registration statement no.:___________
     (3)      Filing party:___________________________________________
     (4)      Date filed:_____________________________________________

                                                                    May 13, 2002

Dear Fellow Stockholder:

         We cordially invite you to attend a special meeting of the stockholders of WHG Bancshares Corporation. The meeting will be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland on Tuesday, June 25, 2002 at 10:00 a.m., Eastern Time.

         At the special meeting, you will be asked to approve an Agreement and Plan of Merger which provides for the merger of WHG Bancshares Corporation with a subsidiary of Baltimore County Savings Bank, F.S.B. If the merger is completed, you will be entitled to receive a cash payment of $14.25 for each share of WHG Bancshares Corporation stock that you own. Upon completion of the merger, you will not own any stock or other interest in WHG Bancshares Corporation nor will you receive, as a result of the merger, any stock of Baltimore County Savings Bank or its parent holding company, BCSB Bankcorp, Inc.

         Your exchange of shares of WHG Bancshares Corporation stock for cash generally will cause you to recognize taxable gain or loss for federal, and possibly state and local, income tax purposes. You should consult your personal tax advisor for a full understanding of the tax consequences of the merger applicable to you.

         Completion of the merger is subject to certain conditions, including receipt of various regulatory approvals and approval of the Agreement and Plan of Merger by the affirmative vote of two-thirds of our outstanding shares of common stock. As of May 6, 2002, the directors and executive officers of WHG Bancshares Corporation beneficially owned 30.8% of the shares of stock. Our directors and executive officers have agreed to vote their shares in favor of the merger.

         We urge you to read the attached proxy statement carefully. It describes the Agreement and Plan of Merger in detail and includes a copy of the Agreement and Plan of Merger as Appendix A.

         YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AGREEMENT AND PLAN OF MERGER AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF MERGER BECAUSE THE BOARD BELIEVES IT TO BE IN THE BEST INTERESTS OF OUR STOCKHOLDERS.

         It is very important that your shares be represented at the special meeting. Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy form and return it promptly in the postage-paid envelope provided.

         On behalf of the Board of Directors, I thank you for your prompt attention to this important matter.

                                           Sincerely,


                                           /s/Peggy J. Stewart
                                           -------------------------------------
                                           Peggy J. Stewart
                                           President and Chief Executive Officer

                           WHG Bancshares Corporation
                                 1505 York Road
                           Lutherville, Maryland 21093
                                 (410) 583-8700

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 25, 2002

         NOTICE IS HEREBY GIVEN that a special meeting of stockholders of WHG Bancshares Corporation will be held at the Holiday Inn , 2004 Greenspring Drive, Timonium, Maryland on Tuesday, June 25, 2002 commencing at 10:00 a.m., Eastern Time.

         A proxy form and a proxy statement for the special meeting are enclosed. The meeting is for the purpose of considering and acting upon:

         1. The approval of the Agreement and Plan of Merger, dated February 27, 2002, between BCSB Bankcorp, Inc., Baltimore County Savings Bank, F.S.B. and WHG Bancshares Corporation and Heritage Savings Bank, F.S.B. Pursuant to the terms of the Agreement and Plan of Merger, we will be merged with a wholly owned subsidiary of Baltimore County Savings Bank and ultimately will be merged with Baltimore County Savings Bank. You will be entitled to receive $14.25 in cash for each share of WHG Bancshares Corporation common stock that you own. A copy of the Agreement and Plan of Merger is included as Appendix A to the accompanying proxy statement; and

         2. Such other matters as may properly come before the special meeting or any adjournments or postponements thereof.

         As of the date of this notice, we are not aware of any business to be acted upon at the special meeting other than the proposal to approve the Agreement and Plan of Merger. If such other matters are properly brought before the special meeting or any adjournment or postponement of the special meeting, our Board of Directors will have the discretion to vote or act on such matters according to their best judgment.

         Our stockholders of record at the close of business on May 6, 2002 are entitled to vote at the special meeting, and any adjournments or postponements of the special meeting.

         You are cordially invited to attend the special meeting. However, to ensure your representation at the special meeting, please complete, sign, date and promptly mail your proxy form in the enclosed postage-paid envelope. The proxy form will not be used if you attend and vote at the special meeting in person. If you are a stockholder whose shares are not registered in your name, you will need additional documentation from the holder of record of your shares to vote in person at the meeting. The prompt return of your proxy will save us the expense of further requests for proxies.

                                             By Order of the Board of Directors,

                                             /s/Diana L. Rohrback
                                             -----------------------------------
                                             Diana L. Rohrback
                                             Corporate Secretary

Lutherville, Maryland
May 13, 2002

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AGREEMENT AND PLAN OF MERGER AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

                                TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----

Questions and Answers About Voting Procedures for the Special Meeting.......................................   1
Summary Term Sheet..........................................................................................   2
Information About WHG Bancshares Corporation................................................................   5
Where You Can Find More Information.........................................................................   5
The Special Meeting.........................................................................................   5
         Place, Time and Date...............................................................................   5
         Matters to Be Considered ..........................................................................   5
         Record Date; Vote Required.........................................................................   6
         Beneficial Ownership of WHG Common Stock...........................................................   6
         WHG Common Stock...................................................................................   6
         Proxies............................................................................................   6
The Merger..................................................................................................   8
         General............................................................................................   8
         The Companies......................................................................................   8
         Background of the Merger...........................................................................   9
         Our Reasons for the Merger; Recommendation of Your Board of Directors..............................   10
         The Consideration is Fair According to FinPro, Inc., Our Financial Advisor.........................   10
         Market Value.......................................................................................   13
         Select Merger Multiples............................................................................   13
         Investment Value...................................................................................   14
         Net Present Value of Dividends Stream and Terminal Value...........................................   14
         Prior Relationships................................................................................   14
         Compensation for Services Rendered.................................................................   15
         You Will Receive Cash for Your Shares of WHG Stock.................................................   15
         Dissenters' Appraisal Rights.......................................................................   15
         Treatment of Options...............................................................................   15
         Procedure for Surrendering Your Certificates.......................................................   15
         Representations and Warranties Made by Us,
         Baltimore County Savings and BCSB..................................................................   16
         Conditions to the Merger...........................................................................   17
         Conduct of Business Prior to the Completion of the Merger..........................................   18
         Approvals Needed to Complete the Merger............................................................   21
         Waiver and Amendment of the Agreement; Alternative Structure.......................................   22
         Termination of the Agreement.......................................................................   22
         Interests of Directors and Officers in the Merger that are Different from Your Interests...........   24
         Employees and Benefit Plans........................................................................   25
         Federal Income Tax Consequences of the Merger to You...............................................   26
         Accounting Treatment of the Merger.................................................................   26
         Who Pays for What..................................................................................   26
Certain Related Agreements..................................................................................   27
         Plan of Liquidation................................................................................   27
         Voting Agreement...................................................................................   27



                                                                                                             Page
                                                                                                             ----

Beneficial Ownership of WHG Common Stock....................................................................   27
Stockholder Proposals.......................................................................................   29
Other Matters...............................................................................................   29
Annual Report on Form 10-KSB................................................................................   29

Appendix A -- Agreement and Plan of Merger (excluding the exhibits thereto)................................... A-1
Appendix B -- Opinion of Our Financial Advisor................................................................ B-1


                              QUESTIONS AND ANSWERS
                 ABOUT VOTING PROCEDURES FOR THE SPECIAL MEETING

Q:   What do I need to do now?

A: After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the special meeting.

Q:   Why is my vote important?

A: The Agreement and Plan of Merger must be approved by two-thirds of the outstanding shares of WHG Bancshares Corporation common stock. If you do not return your proxy form or vote in person at the special meeting, it will have the same effect as a vote against the Agreement and Plan of Merger.

Q: If my shares are held in street name by my broker, will my broker automatically vote my shares for me?

A: No. Your broker will not be able to vote your shares in favor of the Agreement and Plan of Merger without instructions from you. You should instruct your broker to vote your shares, following the directions your broker provides. If you fail to instruct your broker to vote your shares, it will have the same effect as a vote against the Agreement and Plan of Merger.

Q:   Can I attend the meeting and vote my shares in person?

A: Yes. All stockholders are invited to attend the special meeting. Stockholders of record can vote in person at the special meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote in person at the special meeting.

Q:   Can I change my vote?

A: Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote after you have sent in your proxy form.

     * First, you may send a written notice to the person to whom you submitted your proxy stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

     * Third, you may attend the special meeting and vote in person. Any earlier proxy will be revoked. However, simply attending the special meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

Q:   Should I send in my stock certificates now?

A:   No. You should not send in your stock certificates at this time.

          Instructions for surrendering your WHG Bancshares Corporation stock certificates in exchange for $14.25 per share in cash will be sent to you after we complete the merger.

Q:   Whom should I call with questions?

A:   You   should   call  our  proxy   solicitor,   Georgeson   Shareholder   at
     1-866-318-0507.

                               SUMMARY TERM SHEET

         This summary term sheet highlights selected information from this proxy statement. It does not contain all the information that may be important to you. We urge you to read carefully the entire document and the other documents to which we refer, including the Agreement and Plan of Merger, to fully understand the merger.

You Will Be  Entitled  to  Receive  $14.25 in
Cash Per  Share of WHG  Bancshares
Corporation Common Stock (see pages 8 and
15).

         When the merger is completed, each WHG Bancshares Corporation stockholder will be entitled to receive $14.25 in cash for each share of WHG Bancshares Corporation common stock held. For example, if you own 100 shares of WHG Bancshares Corporation common stock, you will be entitled to receive $1,425 upon the surrender of your certificate for those shares.

Our Reasons for the Merger (see page 10).

         Our Board of Directors believes that the merger is in the best interests of WHG Bancshares Corporation and its stockholders and recommends that stockholders vote "FOR" approval of the Agreement and Plan of Merger. The merger will enable our stockholders to realize significant value on their investment in WHG Bancshares Corporation. In reaching its decision to approve the Agreement and Plan of Merger, our Board considered various factors which are discussed in detail in this proxy statement.

Some Material Terms of the Agreement and
Plan of Merger.


* Through a series of mergers, both WHG Bancshares Corporation and Heritage Savings Bank, F.S.B. will be acquired by BCSB Bankcorp, Inc. Both WHG Bancshares Corporation and Heritage Savings Bank, F.S.B. will cease to exist after the merger. (see page 8).

* The merger cannot occur unless our stockholders approve the Agreement and Plan of Merger by the affirmative vote of two-thirds of the outstanding shares of WHG Bancshares Corporation common stock and we receive approvals from banking regulators (see pages 6, 17 and 21 ).

* If the merger is not completed on or before September 30, 2002, the merger may be terminated by either BCSB Bankcorp, Inc., Baltimore County Savings Bank, F.S.B. or WHG Bancshares Corporation, unless the failure to complete the merger is due to a breach of the party seeking to terminate (see pages 22 and 23).

* In connection with the merger, each of our directors entered into a voting agreement with Baltimore County Savings Bank, F.S.B. and BCSB Bankcorp, Inc. Each of our directors agreed, among other things, to cause all of their shares of WHG Bancshares Corporation common stock to be voted in favor of the approval of the Agreement and Plan of Merger (see page 27).

* We have agreed not to solicit or encourage a competing transaction to acquire us or Heritage Savings Bank, F.S.B., except where failure to do so would cause our Board to breach its fiduciary duties (see page 20).

* We will pay Baltimore County Savings Bank, F.S.B. a fee of $1.0 million upon the occurrence of certain events (see pages 23 and 24).

* We and Heritage Savings Bank, F.S.B. have agreed to conduct our business according to particular requirements (see pages 18-20).

* The completion of the merger depends on a number of conditions being satisfied or waived (see page 17).

The Merger Will Be Taxable to Our
Stockholders (see page 26).

         Our stockholders will recognize gain or loss for federal, and possibly state and local, income tax purposes, on the exchange of their WHG Bancshares Corporation shares for cash. Generally, you will recognize gain or loss equal to the difference between the amount of cash you receive and your tax basis in your WHG Bancshares Corporation shares. You should determine the actual tax consequences of the merger applicable to you. They will depend on your specific situation and factors not within our control. You should consult your personal tax advisor for a full understanding of the merger's specific tax consequences to you.

Our Board of Directors Recommends
Stockholder Approval (see page 10).

         Our Board of Directors believes that the merger is in the best interests of WHG Bancshares Corporation and its stockholders and has unanimously approved the Agreement and Plan of Merger. Our Board recommends that WHG Bancshares Corporation stockholders vote "FOR" approval of the Agreement and Plan of Merger.

Our  Financial  Advisor Says the Merger
Consideration is Fair from a Financial Point of View to Our Stockholders (see pages 10-14).

         Our financial advisor, FinPro, Inc., has given our Board of Directors a written opinion dated February 27, 2002 that states the cash consideration to be paid to our stockholders is fair from a financial point of view. The opinion does not address any other aspect of the merger or any related transaction, nor does it constitute a recommendation to any stockholder as to how to vote at the special meeting or any adjournment thereof. A copy of the opinion is attached to this proxy statement as Appendix B. You should read it completely to understand the assumptions made, matters considered and limitations on the review performed by our financial advisor in issuing its opinion. We have agreed to pay FinPro a fee equal to 1.0% of the total merger consideration, which is estimated to be approximately $200,000. Of this amount, $84,000 has been paid.

Stockholders  of WHG Bancshares
Corporation do not have dissenters' appraisal rights (see page 15).

         Under state law, our stockholders do not have dissenters' appraisal rights with respect to their WHG Bancshares Corporation shares.

The Merger Is Expected to Be Completed in the Third Quarter of Year 2002 (see page 18).

         The merger will only occur after all the conditions to its completion have been satisfied or waived. Currently, we anticipate that the merger will be completed in the third quarter of 2002.

Financial  Interests of WHG Bancshares
Corporation's Officers and Directors in the Merger (see pages 24 - 25).

         Our directors and executive officers have interests in the merger as individuals in addition to, or different from their interests as stockholders, such as receiving severance payments, indemnification and insurance coverage, and other benefits.

* In the event that the employment of Ms. Stewart, Mr. Lufburrow, and four other current officers of WHG Bancshares Corporation is terminated following the merger, such individuals will be eligible to receive severance payments. (See page 25).

* Members of WHG Bancshares Corporation Board of Directors will also be entitled to severance payments as a result of the merger.

* Options to purchase our common stock held by directors, officers and employees will be cancelled in exchange for a cash payment equal to the difference between $14.25 and the option exercise price for each option held at the merger effective date. Payments in exchange for such options will be made for all options, even for such options not yet exercisable as of the merger effective date.

* BCSB Bankcorp, Inc. has agreed to indemnify our and Heritage Savings Bank, F.S.B.'s officers and directors for a six year period after the merger for events that occurred before the merger, and to provide directors' and officers' insurance coverage for a period of three years after the merger.

         Our Board of Directors was aware of these interests and considered them in its decision to approve the Agreement and Plan of Merger.

                  INFORMATION ABOUT WHG BANCSHARES CORPORATION

         WHG Bancshares Corporation ("WHG" or the "Company") was formed as a Maryland Corporation in November 1995 to act as the holding company for Heritage Savings Bank, F.S.B. ("Heritage Savings"). At December 31, 2001, we had $163.9 million in assets and stockholders' equity of $16.9 million or 10.3% of total assets.

         Heritage Savings is a federally chartered stock savings bank which conducts business through five full service offices located in Howard and Baltimore counties and Baltimore City, Maryland. Heritage Savings was founded in 1902 as West Baltimore Building Association and continues to be a community-oriented institution whose business consists of accepting deposits from customers and investing those funds, together with borrowings, primarily in residential loans, including those secured by single-family residential properties.

         Upon completion of the merger, BCSB Bankcorp, Inc. ("BCSB") the holding company for Baltimore County Savings Bank, F.S.B. ("Baltimore County Savings") will have approximately $540 million in total assets and will have a total of sixteen offices in the Baltimore region.


                       WHERE YOU CAN FIND MORE INFORMATION

         As a public company, we are obligated to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. In addition, our public filings are available to the public from commercial document retrieval services and on the Internet World Wide Website maintained by the SEC at "http://www.sec.gov."


                               THE SPECIAL MEETING

Place, Time and Date

         The special meeting is scheduled to be held at 10:00 a.m., Eastern Time, on Tuesday, June 25, 2002, at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland.

Matters to Be Considered

         At the special meeting, you will be asked to approve a proposal to adopt the Agreement and Plan of Merger ("Agreement"). As of May 13, 2002, we do not know of any other business that will be presented for consideration at the special meeting. If such other matters are properly brought before the special meeting, or any adjournments or postponements of the special meeting, our Board of Directors will have the discretion to vote or act on such matters according to their best judgment.

Record Date; Vote Required

         Only our stockholders of record at the close of business on May 6, 2002 are entitled to notice of and to vote at the special meeting ("Record Date"). As provided in our articles of incorporation, other than our Employee Stock Ownership Plan, no one who beneficially owns, either directly or indirectly, in excess of 10% of our outstanding shares will be entitled to vote any shares held in excess of the 10% limit. As of May 6, 2002 there were 1,285,050 shares of our common stock outstanding and entitled to vote at the special meeting.

         Except as noted above, each outstanding share of our common stock will be entitled to cast one vote per share at the special meeting. You may vote in person or by submitting a properly executed proxy. The presence, in person or by properly executed proxies, of the holders of at least one-third of all the shares entitled to vote at the special meeting will constitute a quorum. Abstentions and broker non-votes will be treated as shares present at the meeting for purposes of determining the presence of a quorum. A broker non-vote is an unvoted proxy submitted by a broker. Under applicable rules, brokers or other nominees who hold shares in street name for customers who are the beneficial owners of such shares may not vote those shares with respect to the Agreement unless they have received specific instructions from their customers.

         To approve the Agreement, the holders of two-thirds of the outstanding shares of WHG common stock entitled to vote must vote in favor of approval of the Agreement. Consequently, a failure to vote, an abstention or a broker non-vote will have the same effect as voting against the Agreement.

         Approval of the Agreement by our stockholders is one of the conditions that must be satisfied to complete the merger. See "The Merger - Conditions to the Merger."

Beneficial Ownership of WHG Common Stock

         As of May 6, 2002, our directors and executive officers and their affiliates beneficially owned in the aggregate 466,495 shares of our common stock, or 30.8% of our outstanding shares of common stock entitled to vote at the special meeting. Each of our directors have entered into a voting agreement with Baltimore County Savings agreeing to vote their shares of WHG common stock in favor of approval of the Agreement. As of May 6, 2002, BCSB owned 58,400 shares of WHG common stock which it intends to vote in favor of the merger.

WHG Common Stock

         Our common stock is traded on the Nasdaq Small Cap Market under the symbol "WHGB." On February 26, 2002, the last trading day prior to the joint announcement by WHG and BCSB that they had entered into the Agreement, the closing price per share of our common stock was $13.40. On May 6, 2002, which is the last practicable date prior to printing this proxy statement, the closing price per share of our common stock was $14.13.

Proxies

         Shares of our common stock represented by properly executed proxies received prior to or at the special meeting will, unless they have been revoked, be voted at the special meeting in accordance with the instructions indicated in the proxies. If no instructions are indicated on a properly executed proxy, the shares will be voted "FOR" approval of the Agreement.

         You should complete and return the proxy form accompanying this proxy statement to ensure that your vote is counted at the special meeting, regardless of whether you plan to attend the special meeting. If you are the record holder of your shares, you can revoke your proxy at any time before the vote is taken at the special meeting by:

          *    submitting written notice of revocation to the Secretary of WHG,

          *    submitting a properly executed proxy of a later date, or

          * voting in person at the special meeting, but simply attending the special meeting without voting will not revoke an earlier proxy.

         Written notice of revocation and other communications about revoking your proxy should be addressed to:

         WHG Bancshares Corporation
         1505 York Road
         Lutherville, Maryland  21093
         Attention:  Diana L. Rohrback, Secretary

         If any other matters are properly presented at the special meeting for consideration, the proxy holders will have discretion to vote on such matters in accordance with their best judgment. As of May 13, 2002, we know of no other matters to be presented at the meeting.

         Certain material events or changes in circumstances including a material amendment to the Agreement may result in a resolicitation of your vote for approval of the Agreement. Under those circumstances, we will provide you with supplemental information about the material event or change in circumstances and give you an opportunity to recast your vote. However, any change in the structure of the merger that does not change the consideration or tax consequences of the merger need not be submitted to a vote of stockholders.

         If your WHG common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted for approval of the Agreement. Your broker, bank or other nominee may allow you to deliver your voting instructions via telephone or the Internet. Please see your instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

         In addition to solicitation by mail, our directors, officers and employees, who will not receive additional compensation for such services, may solicit proxies from our stockholders, personally or by telephone, telegram or other forms of communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending proxy material to beneficial owners. We will bear our own expenses in connection with the solicitation of proxies for the special meeting.

         We  have  retained   Georgeson   Shareholders,   a  professional  proxy
solicitation firm, to assist in the solicitation of proxies. We will pay Georgeson a fee of $4,000 exclusive of expenses.

         You are requested to complete, date and sign the accompanying proxy form and to return it promptly in the enclosed postage-paid envelope.

         You should not forward stock certificates with your proxy form.


                                   THE MERGER

         The information in this proxy statement concerning the terms of the merger is qualified in its entirety by reference to the full text of the Agreement, which is attached as Appendix A and incorporated by reference herein. All stockholders are urged to read the Agreement in its entirety, as well as the opinion of our financial advisor attached as Appendix B.

General

         As soon as possible after the conditions to completion of the merger described below have been satisfied or waived, and unless the Agreement has been terminated or an alternative structure used as discussed below, WHG and a subsidiary of Baltimore County Savings will merge in accordance with Maryland law. WHG will be the surviving corporation of the merger and will become a subsidiary of Baltimore County Savings. Simultaneously with the merger, WHG will be liquidated and dissolved by transferring all of its assets and liabilities to Baltimore County Savings. Immediately after the liquidation is completed, Heritage Savings will merge with and into Baltimore County Savings. Baltimore County Savings will be the surviving bank.

         Upon completion of the merger, our stockholders will be entitled to receive $14.25 in cash for each share of WHG common stock they hold and will cease to be stockholders of WHG.

The Companies

         WHG Bancshares Corporation
         1505 York Road
         Lutherville, Maryland  21093
         (410) 583-8700

         WHG is a Maryland corporation and is the unitary savings and loan holding company for Heritage Savings. Heritage Savings is a federally-chartered savings bank which is headquartered in Lutherville, Maryland. Heritage Savings operates five branch offices located in Howard and Baltimore Counties and Baltimore City, Maryland. All references to WHG herein, unless otherwise indicated, include references to Heritage Savings.

         BCSB Bankcorp, Inc.
         Baltimore County Savings Bank, F.S.B.
         4111 E. Joppa Road
         Baltimore, Maryland
         (410) 256-5000

         Baltimore County Savings is a federally-chartered savings bank and the wholly owned subsidiary of BCSB, a corporation chartered under the laws of the United States. Baltimore County Savings operates 11 full-service branch offices serving Baltimore and Harford Counties, Maryland.

Background of the Merger

         Over the last several years, the financial services industry has become increasingly competitive and has undergone industry-wide consolidation. The market in which BCSB and WHG operate has been affected by this trend, experiencing a period of rapid acquisition and consolidation that has affected many banks and thrift institutions. In addition, large financial institutions have entered this market through acquisitions of local financial institutions. In response to these developments, the Board of WHG has, on an ongoing basis, considered strategic options for increasing stockholder value, including the sale of WHG.

         To this end, in June 1999, the Board engaged FinPro, Inc. ("FinPro") to assist WHG in strategic planning and ways to enhance franchise and stockholder value. The Board of Directors has also, from time to time, considered adding new members to the Board. In June 2001, for example, the Board of Directors of WHG initiated the process of interviewing prospective new members for election to the Board. Several candidates were invited to meet with the Board, including a shareholder with over 5% ownership in WHG. Prior to the date of the meeting to which the 5% shareholder was invited, the shareholder submitted nominations for director, suggesting the possibility of a hostile and expensive proxy contest for WHG Board seats. In light of this shareholder's apparent hostile intentions, the invitation to meet informally with the Board was withdrawn. The shareholder subsequently filed proxy materials with the SEC in late December 2001. In the face of a proxy contest which would disrupt the business of WHG, the WHG Board of Directors considered their options with particular emphasis on what would be in the best interests of its shareholders. In November 2001, WHG again retained FinPro to assist it in exploring and evaluating strategic options which could enhance shareholder value in WHG. As part of this process, FinPro considered strategic alternatives available to WHG in a business combination.

         Upon completion of FinPro's analysis, it was determined that the opportunities for WHG to maximize shareholder value were far greater in a business combination in which WHG was the seller instead of the buyer. The WHG Board of Directors agreed with the recommendation of FinPro and thereafter directed FinPro to contact potential merger partners for WHG. In December 2001, FinPro contacted approximately thirty potential acquirors to ascertain whether such institutions had any interest in a strategic combination with WHG. In order to make the process manageable and to minimize the impact of the process on the day-to-day operations of the Heritage Savings, WHG chose to maintain a confidential bidding process. In December 2001, several institutions expressed an interest in the possible acquisition of WHG.

         At that time, the Board of Directors decided to pursue discussions with BCSB because the proposal submitted by BCSB was determined by the Board to be of superior value to its shareholders in comparison to those submitted by the remaining potential suitors. Beginning in January 2002, WHG and BCSB engaged in discussions regarding a possible business combination. In February 2002, extensive due diligence was conducted by the parties, and a discussion of material terms and conditions of the proposed acquisition began. Negotiations between the parties and due diligence continued throughout February 2002. After receiving the written and oral fairness opinion of WHG's financial advisor that the proposed merger consideration was fair from a financial point of view to WHG's stockholders, and in view of the potentially disruptive and costly effect of an election contest, WHG's Board of Directors approved the Agreement.

         On February 27, 2002, the parties entered into the Agreement and announced the transaction to the public in a press release.

Our Reasons for the Merger; Recommendation of Your Board of Directors

         Our Board of Directors believes that the terms of the Agreement, which are the product of arm's length negotiations between BCSB and Baltimore County Savings and WHG and Heritage Savings, are in the best interests of our stockholders. In the course of reaching its determination, our Board of Directors considered the following factors:

          * the merger consideration to be paid to our stockholders in relation to the market value, book value, earnings per share of our common stock, and potential future market conditions,

          *    information  concerning  our  financial  condition,   results  of
               operations, capital levels, asset quality and prospects,

          *    industry and economic conditions,

          * our assessment of BCSB's ability to pay the aggregate merger consideration,

          * the opinion of our financial advisor as to the fairness of the merger consideration from a financial point of view to the holders of our common stock,

          * the general structure of the transaction and the compatibility of management and business philosophy,

          * the greater resources and product offerings that BCSB will have after the merger than we currently have,

          *    the impact of the merger on the depositors,  employees, customers
               and  communities  served  by  us  through  expanded   commercial,
               consumer and retail banking products and services, and

          * the results of our due diligence investigation of BCSB, including the likelihood of receiving the requisite regulatory approvals in a timely manner.

         In making its determination, our Board of Directors did not ascribe any relative or specific weights to the factors which it considered. The foregoing discussion of the factors considered by our Board is not intended to be exhaustive, but it does include the material factors considered by our Board.

         Our Board of Directors believes that the merger is in the best interests of WHG and our stockholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR APPROVAL OF THE AGREEMENT.

The Consideration is Fair According to FinPro, Inc., Our Financial Advisor

         We retained FinPro, a financial consulting firm, on the basis of its experience, to render a written opinion to us and our shareholders as to the fairness, from a financial point of view, of the per share price to be paid for each outstanding share of WHG common stock, as set forth in the Agreement. We placed no limitations on FinPro with respect to the investigation made, or procedures followed in rendering its opinion.

         FinPro has been in the business of consulting for the bank and thrift industry for fourteen years, including the appraisal and valuation of bank and thrift institutions and their securities in connection with mergers, acquisitions and other securities transactions. FinPro has knowledge of and experience with the Mid Atlantic bank and thrift market and financial organizations operating in that market. FinPro reviewed the negotiated terms of the Agreement.

         On February 27, 2002, in connection with its consideration of the Agreement, FinPro issued a written opinion to the Board of Directors of WHG that the proposed per share cash consideration value, $14.25, of the merger as provided in the Agreement is fair and equitable, from a financial perspective, to WHG and its shareholders. A copy of the written opinion is attached as Appendix B to this proxy statement and should be read in its entirety by WHG shareholders. FinPro's written opinion does not constitute an endorsement of the merger or a recommendation to any shareholder as to how such shareholder should vote at the special meeting. FinPro has consented to the inclusion of this summary of its written opinion to WHG's Board of Directors and to the inclusion of the entire opinion attached as Appendix B.

         In rendering its opinion, FinPro reviewed certain publicly available information concerning WHG and BCSB, including each party's audited financial statements and annual reports. FinPro considered many factors in making its evaluation. In arriving at its opinion regarding the fairness of the per share price, FinPro reviewed: (i) the Agreement and the exhibits thereto; (ii) changes in the market for bank and thrift stocks; (iii) the performance of BCSB and WHG common stock; (iv) trends and changes in the financial condition of BCSB and WHG; (v) the most recent annual report to shareholders of BCSB and WHG; (vi) quarterly reports on Form 10-QSB of BCSB and WHG; (vii) the budget of WHG and
(vii) other market data, studies and analyses that were considered appropriate.

         In addition, FinPro discussed with the management of WHG its operating performance and future prospects, primarily with respect to the current level of WHG's earnings and future expected operating results, giving weight to FinPro's assessment of the future of the thrift industry and WHG's performance within the industry. FinPro compared the results of operation of WHG with the results of operation of all publicly traded thrift institutions and a selected Comparable Trading Group.

--------------------------------------------------------------------------------------------------------
                                                               For the Last Twelve Months
                                                   ----------------------------------------------------

                                                                           Comparable          All
                                                                           Trading          Publicly
                                                                             Group        Traded Thrift
                                                              WHG            Median           Median
                                                   ----------------------------------------------------
Balance Sheet:
Assets ($000's)                                              163,892         148,576           479,484
Asset Growth                                                  -1.92%           5.34%             5.86%
Loans to Assets                                               68.66%          65.43%            69.01%
Deposits to Assets                                            75.69%          68.27%            67.25%
Borrowing to Assets                                           13.42%          14.34%            19.80%
Tangible Equity to Tangible Assets                            10.33%          11.43%             9.03%
Asset Quality:
Nonperforming Loans to Loans                                   0.40%           0.37%             0.45%
Nonperforming Assets to Assets                                 0.29%           0.26%             0.38%
Reserves to Nonperforming Loans                               81.08%          83.85%           136.35%
Reserves to Loans                                              0.32%           0.53%             0.89%
Income Statement and Profitability:
Return on Ave. Assets                                          0.25%           0.48%             0.80%
Return on Ave. Equity                                          2.42%           3.70%             8.01%
Yield on Earning Assets                                        7.15%           7.32%             7.37%
Cost of Funds                                                  5.19%           4.96%             4.71%
Net Interest Margin                                            2.38%           2.90%             3.14%
Noninterest Income to Ave. Assets                              0.09%           0.40%             0.51%
Noninterest Expense to Ave. Assets                             2.01%           2.38%             2.31%
Efficiency Ratio                                              82.82%          75.19%            62.78%
Dividends:
Current Dividend Yield                                         2.57%           2.50%             2.41%
LTM Dividend Payout Ratio                                    112.50%          47.06%            33.01%
Market Pricing at March 8, 2002
Price to LTM EPS                                              43.75x          21.08x            14.28x
Price to LTM Core EPS                                         43.75x          19.55x            14.52x
Price to Book Value                                          106.22%          82.47%           111.10%
Price to Tangible Book Value                                 106.22%          82.47%           116.65%
--------------------------------------------------------------------------------------------------------

Source: The SNL DataSource, data is for the last twelve months updated through March 8, 2002 unless otherwise noted.

         The Comparable Trading Group is composed of: BFFC, BYFC, CBES, EFBC, FFED, FBEI, FKAN, GCFC, PEDE, GSLA, HFFB, HSTD, LXMO, NBSI, PSFC, SFBI, SSFC, SRN and SZB.

         Many variables affect the value of financial institutions, not the least of which is the uncertainty of future events, so that the relative importance of the different valuation variables differs in different situations, with the result that appraisal theorists argue about which variables are the most appropriate ones on which to focus. However, most appraisers agree that the primary financial variables to be considered are earnings, equity, dividends or dividend-paying capacity, asset quality and cash flow. In addition, in most instances, if not all, value is further tempered by non-financial factors such as marketability, voting rights or block size, history of past sales of the entity's stock and special ownership or management considerations.

         FinPro analyzed the total deal price on a cash equivalent fair market value basis using the standard evaluation techniques (as discussed below) including, but not limited to, comparable sales multiples and the net present value of dividends and terminal value based on certain assumptions of projected growth, earnings and dividends.

Market Value

         Market value is generally defined as the price, established on an "arms-length" basis, at which knowledgeable, unrelated buyers and sellers would agree to transfer shares. The market value is frequently used to determine the price of a minority block of stock when both the quantity and the quality of the "comparable" data are deemed sufficient. However, the relative thinness of the specific market for the stock of the thrift institution being appraised may result in the need to review alternative markets for comparative pricing purposes. The "hypothetical" market value for a small thrift with a thin market for its stock is normally determined by comparison to the median price to earnings, price to equity and dividend yield of local or regional publicly-traded thrift institutions, adjusting for significant differences in financial performance criteria and for any lack of marketability or liquidity. The market value in connection with the evaluation of control of a thrift is determined by the previous sales of thrifts. In valuing a business enterprise, when sufficient comparable trade data is available, the market value deserves similar emphasis as the investment value as discussed below.

         FinPro maintains substantial files concerning the prices paid for thrift institutions nationwide. The database includes transactions involving Maryland thrift institutions and thrift institutions in the Mid- Atlantic region of the United States over the last five years. The database provides comparable pricing and financial performance data for thrift institutions sold or acquired. Organized by different peer groups, the data present averages of financial performance and purchase price levels, thereby facilitating a valid comparative purchase price analysis. In analyzing the transaction value of WHG, FinPro has considered the market approach and has evaluated price to earnings, price to equity, price to tangible equity and franchise premium to core deposits for a defined comparable group.

Select Merger Multiples

         During FinPro's analysis of recent merger multiples in relationship to the proposed transaction, FinPro placed a heavy reliance on the "Comparable Group" multiples. The "Comparable Group" was composed of eleven fully converted thrift institutions that announced sales between January 1, 2000 and March 8, 2002 where the target institution had total assets between $100 million and $250 million and a return on average equity less than 5.00%. The following table illustrates the maximum, minimum and median multiples of the "Comparable Group".


-------------------------------------- --------------- ------------------- ---------------  --------------------
                                                                 Price to          Price to          Franchise
                                              Price to           Tangible            LTM             Premium to
                                                Book               Book            Earnings         Core Deposits
-------------------------------------- --------------- ------------------- ---------------  --------------------
Maximum                                        138.06%             138.06%          57.83x             8.09%
Minimum                                         91.68%              91.68%          25.74x             0.85%

Median                                         111.64%             111.64%          31.38x             2.30%

WHG Acquisition Multiples                      108.12%             108.12%          44.53x             1.24%
-------------------------------------- --------------- ------------------- ---------------  --------------------

   Source:  SNL Securities, FinPro Calculations

         The financial performance characteristics of the selected thrift organizations vary, sometimes substantially, from those of WHG. As such, this analysis is not a simple mathematical formula, but rather a series of considerations and judgements, regarding the financial performance and value of each of the companies.

Investment Value

         The investment value is sometimes referred to as the income value or earnings value. One investment value method frequently used estimates the present value of an enterprise's future earnings or cash flow. Another popular investment value method is to determine the level of current annual benefits (earnings, cash flow, dividends, etc.), and then capitalize one or more of the benefit types using an appropriate capitalization rate such as an earnings or dividend yield. Yet another method of calculating investment value is a cash flow analysis of the ability of a thrift to service acquisition debt obligations (at a certain price level) while providing sufficient earnings for reasonable dividends and capital adequacy requirements. In connection with the cash flow analysis, the return on investment that would accrue to a prospective buyer at the transaction value is calculated. The investment value method, which was analyzed in connection with this transaction, was the net present value of dividends stream and terminal value, which is discussed below.

Net Present Value of Dividends Stream and Terminal Value

         The investment of earnings value of any banking institution's stock is an estimate of present value of the future benefits, usually earnings, cash flow or dividends, which will accrue to the stock. FinPro calculated a net present value of dividends stream and terminal value through 2006 under a number of iterations. Earnings for 2002 and 2003 were based on WHG's budget. The annual earnings growth rates for years 2004 to 2006 ranged from 5.00% to 15.00%, with dividend estimates based upon historical levels. The terminal value was approximated using an acquisition price to earnings multiple of 31.38x, which resulted in acquisition price to book multiples ranging from 90.84% to 148.20%. Discount rates between 8.00% and 12.00% were utilized. Based on these assumptions, FinPro's calculation of the net present value of the dividends stream and terminal value per share ranged between $8.05 and $15.26. FinPro's computations were based on an analysis of the thrift industry, the economic and competitive situations currently existing in WHG's market area and its current financial condition.

         When the market value and investment value methods are subjectively weighed, using the appraiser's experience and judgment, it is FinPro's opinion that the proposed merger consideration is fair from a financial prospective to the holders of WHG's common stock.

         In rendering its opinion, FinPro did not independently verify the asset quality and financial condition of WHG or BCSB, but instead relied upon the data provided by or on behalf of WHG and BCSB to be true and accurate in all material respects.

Prior Relationships

         Prior to being retained as WHG's financial advisor, FinPro has provided financial advisory and consulting services to WHG. The revenues derived from these services are insignificant when compared to the firm's total gross revenues.

Compensation for Services Rendered

         FinPro acted as WHG's financial advisor in connection with the merger and will receive a fee equal to 1.00% of the aggregate deal value, or approximately $200 thousand, a portion of which is contingent upon completion of the merger. In addition, FinPro will be reimbursed for reasonable expenses related to the merger and WHG has agreed to indemnify FinPro in connection with any matter related to the merger.

You Will Receive Cash for Your Shares of WHG Stock

         Upon completion of the merger, each outstanding share of WHG common stock shall be converted into and represent the right to receive $14.25 in cash without any interest paid thereon. The aggregate amount of the cash payment represents the merger consideration. The aggregate merger consideration to be paid in connection with the merger is expected to be approximately $19,455,860 including payment for the cancellation of all outstanding WHG stock options.

Dissenters' Appraisal Rights

         Our stockholders do not have dissenters' rights of appraisal under Maryland law. This means that you do not have the right to dissent from the merger and seek a judicial appraisal of the value of your shares.

Treatment of Options

         At the effective time of the merger, each outstanding stock option to purchase WHG common stock, whether or not such option is then exercisable, issued pursuant to the 1996 and 2001 WHG Stock Option Plans, will be canceled and the holder of the unexercised stock option will be entitled to receive a cash payment equal to $14.25 less the exercise price per share of the stock option, multiplied by the number of shares of WHG common stock subject to the stock option, less any required tax withholding.

Procedure for Surrendering Your Certificates

         At or prior to the effective time of the merger, BCSB will deposit in trust with American Stock Transfer & Trust Co., New York, New York (the "exchange agent"), an amount of cash equal to the aggregate merger consideration. The exchange agent receiving the deposit will act as paying agent for the benefit of the holders of certificates of WHG common stock. Each holder of WHG common stock who surrenders his or her WHG shares to the exchange agent will be entitled to receive a cash payment of $14.25 per share of WHG common stock upon acceptance of the shares by the exchange agent.

         No later than five business days after the effective time of the merger, a letter of transmittal will be mailed by the exchange agent to WHG stockholders. The letter of transmittal will contain instructions for surrendering your certificates of WHG common stock. Each holder of a WHG stock certificate who surrenders such certificate to the exchange agent will, upon acceptance thereof by the exchange agent, be entitled to the merger consideration promptly following acceptance by the exchange agent.

         You should not return your WHG common stock certificates with the enclosed proxy, and you should not send your stock certificates to the exchange agent until you receive the letter of transmittal.

         If a certificate for WHG common stock has been lost, stolen or destroyed, the exchange agent is not obligated to deliver payment until the holder of the shares delivers:

          * an appropriate affidavit by the person claiming the loss, theft or destruction of his or her certificate,

          *    an indemnity agreement, and

          *    if required by the exchange agent or BCSB, a bond.

         After twelve months  following the  effective  time of the merger,  the exchange agent will deliver to BCSB any funds not claimed by former WHG stockholders. Thereafter, the payment obligation for any certificate representing WHG common stock which has not been satisfied will become the responsibility of BCSB.

Representations and Warranties Made by Us, Baltimore County Savings and BCSB

         The Agreement contains representations and warranties made by us, Baltimore County Savings and BCSB which are customary for this type of merger transaction, including, among others, representations and warranties concerning:

          *    the  organization,   standing  and  authority  of  WHG,  Heritage
               Savings, Baltimore County Savings and BCSB,

          * the due authorization, execution, delivery and performance of the Agreement,

          *    the financial statements of BCSB and us,

          * the receipt of a fairness opinion from WHG's financial advisor regarding the merger consideration,

          *    the   regulatory   reports  filed  by  WHG  and  BCSB  and  their
               subsidiaries,

          * governmental approvals required for the consummation of the merger,

          * the absence of actions, facts or circumstances that would materially impede or delay consummation of the merger, and

          *    the accuracy of the information in this proxy statement.

         We made certain additional representations and warranties (which are also customary), among others, regarding our capitalization, our subsidiaries, the absence of certain interim events, the absence of any broker's and finder's fees other than that owed FinPro, other material agreements, employee and officer benefit plans, registration of our securities, our compliance with laws, absence of certain violations as a result of the merger, litigation and environmental matters, the adequacy of insurance coverage, labor matters, the status of our loan portfolios, the absence of certain defaults, tax matters, the absence of derivative contracts, real estate owned or leased by us, material interests of certain persons and the accuracy of our disclosures. BCSB has represented that it will have the funds sufficient to pay the merger consideration required of it under the Agreement.

         Some of the representations and warranties made by us are qualified by materiality. The representations, warranties, agreements and covenants in the Agreement will expire at the effective time of the merger, except for agreements and covenants that by their terms are to be performed after the effective time of the merger. If the Agreement is terminated, there will be no liability on the part of either us, BCSB or Baltimore County Savings other than the possible payment of a fee to Baltimore County Savings as discussed below under "-Termination of the Agreement," and except that no party shall be relieved or released from any liability arising out of a willful breach by it of any covenant, undertaking representation or warranty in the Agreement.

Conditions to the Merger

         The respective obligations of BCSB, Baltimore County Savings and WHG to effect the merger are subject to the satisfaction or waiver of the following conditions specified in the Agreement:

          * all corporate action to be taken by the respective Boards of Directors to authorize the execution, delivery and performance of the Agreement is effected and evidenced by certified copies of resolutions provided to both parties;

          * the performance by the other party of its obligations and covenants contained in the Agreement in all material respects;

          *    the accuracy of the other party's representations and warranties;

          * the receipt of all required regulatory approvals and the termination or expiration of all required notice and waiting periods thereunder, provided that none of such approvals, consents or waivers contain, in the reasonable opinion of BCSB or Baltimore County Savings, any conditions or requirements that would materially reduce the economic or business benefits of the merger to BCSB or Baltimore County Savings;

          * the absence of any order, decree or injunction issued by a court or agency of competent jurisdiction which prevents completion of the merger; and

          *    the receipt of certain certificates by officers of each party.

         WHG's obligation to effect the merger is also subject to the following conditions:

          *    the approval of the Agreement by our stockholders; and

          * the deposit by BCSB and Baltimore County Savings of an amount of cash equal to the aggregate merger consideration with the exchange agent that WHG shareholders are entitled to receive pursuant to the Agreement.

         BCSB and Baltimore County Savings' obligation to effect the merger is also subject to the following conditions:

          * the absence of a material adverse effect on the financial condition, assets or results of operations of WHG other than that caused by market fluctuations, federal or state law or regulations, as a result of actions taken at the request of BCSB or Baltimore County Savings, or due to expenses incurred in connection with the Agreement; and

          * the absence of an increase of more than $2.75 million in commercial loans and multi- family loans delinquent ninety days or more as of any month end prior to the date the transaction is closed in comparison to the amount of such delinquencies at the end of January 2002.

         There can be no assurance that the conditions to consummation of the merger will be satisfied or waived. The merger will become effective when the articles of merger are filed with the Secretary of State of the State of Maryland. It is currently anticipated that the effective time of the merger will occur during the third quarter of 2002.

Conduct of Business Prior to the Completion of the Merger

         We and Baltimore County Savings have agreed that during the period from the date of the Agreement to the effective time of the merger (except as expressly provided in the Agreement), we and Baltimore County Savings and our respective subsidiaries will:

          * conduct our business in the ordinary course consistent with our past practice;

          *    preserve intact our business organization;

          *    maintain good relationships with employees;

          *    preserve   the   goodwill   of   our   customers   and   business
               relationships;

          *    take  all  necessary   action,  in  good  faith,  to  permit  the
               completion of the merger; and

          *    meet on a regular basis to discuss systems conversions.

         We also have agreed, among other things, that, except as contemplated by the Agreement or unless BCSB provides its written consent, we and our subsidiaries will not:

          * amend our articles of incorporation, bylaws, charter or similar organizational documents;

          * issue, grant, modify, authorize or purchase shares of our common stock, with certain exceptions;

          * declare, set aside, make or pay any dividend or other distribution, except for regularly quarterly dividends not to exceed $0.09 per share of WHG common stock with payment and record dates consistent with past practice;

          * increase the rate of compensation of our directors, officers or employees, or pay or agree to pay any bonus, severance or any other new benefit to our directors, officers or employees, with certain exceptions;

          * enter into or, except as may be required by law, modify any employee benefit plan, or make any contributions to or materially amend certain employee benefit plans, with certain exceptions;

          * merge or consolidate WHG or any of its subsidiaries with any other corporation;

          * sell or lease all or any substantial portion of the assets or business of WHG or any of its subsidiaries;

          * make any acquisition of all or any substantial portion of the business or assets of any other person, firm, association, corporation or business organization other than in connection with foreclosures, settlements in lieu of foreclosure, troubled loan or debt restructuring, or the collection of any loan or credit arrangement between WHG or any of its subsidiaries and any other person;

          * enter into a purchase and assumption transaction with respect to deposits and liabilities; permit the revocation or surrender by any of WHG's subsidiaries of its certificate of authority to maintain, or file an application for the relocation of, any existing branch office, or file an application for a certificate of authority to establish a new branch office;

          * sell or otherwise dispose of the capital stock or any asset of WHG or any of its subsidiaries other than in the ordinary course of business consistent with past practice;

          * subject any asset of WHG or any of its subsidiaries to a lien, pledge, security interest or other encumbrance (other than in connection with deposits, repurchase agreements, bankers acceptances, "treasury tax and loan" accounts established in the ordinary course of business and transactions in "federal funds" and the satisfaction of legal requirements in the exercise of trust powers) other than in the ordinary course of business consistent with past practice;

          * incur any indebtedness for borrowed money (or guarantee any indebtedness for borrowed money), except in the ordinary course of business consistent with past practice;

          * take any action which would result in any of the representations and warranties of WHG or Heritage Savings set forth in the Agreement not to be true after the effective time of the merger except as may be required by law;

          * change any method, practice or principle of accounting, except as may be required from time to time by laws, regulations or generally accepted accounting principles;

          * waive, release, grant or transfer any material rights of value or modify or change in any material respect any existing material agreement or indebtedness to which WHG or any of its subsidiaries is a party, other than in the ordinary course of business, consistent with past practice;

          * purchase any security for its investment portfolio not rated "A" or higher by either Standard & Poor's Corporation or Moody's
               Investor Services, Inc. or otherwise alter, in any material respect, the mix, maturity, credit or interest rate risk profile of its portfolio of investment securities or its portfolio of mortgage-backed securities;

          * purchase any security with a remaining term to maturity greater than three years;

          * make any new loan or other credit facility commitment (including without limitation, lines of credit and letters of credit) to any borrower or group of affiliated borrowers in excess of $400,000 in the aggregate, or increase, compromise, extend, renew or modify any existing loan or commitment outstanding in excess of $500,000, with certain exceptions;

          * enter into, renew, extend or modify any other transaction with certain persons associated and/or affiliated with WHG, with certain exceptions;

          * enter into any futures contract, option, interest rate caps, interest rate floors, interest rate exchange agreement or other agreement or take any other action for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

          * take any action that would give rise to a right of payment to any individual under any employment agreement, or take any action that would give rise to a right of payment to any individual under certain employee benefit plans, with certain exceptions;

          * make any change in policies with regard to the extension of credit, the establishment of reserves with respect to the possible loss thereon or the charge off of losses incurred thereon, investment, asset/liability management or other material banking policies in any material respect except as may be required by changes in applicable law or regulations or accounting policies and except as may be necessitated in the reasonable opinion of WHG due to changes in interest rates, and in accordance with safe and sound banking practices;

          * make any capital expenditures in excess of $25,000 individually or $50,000 in the aggregate, with certain exceptions;

          * purchase or otherwise acquire, or sell or otherwise dispose of, any assets or incur any liabilities other than in the ordinary course of business consistent with past practices and policies;

          * undertake or enter into any lease, contract or other commitment for its account, other than in the normal course of providing credit to customers as part of its banking business, involving a payment by WHG or any of its subsidiaries of more than $25,000 annually, or containing a material financial commitment and extending beyond February 27, 2003;

          * sell any real estate owned ("REO") or loan, or capitalize any further expenses relating to REO; or

          *    agree to do any of the foregoing.

         In addition, we have agreed that neither us nor any of our subsidiaries or any of our officers, directors, employees, representatives or agents will solicit or encourage inquiries or proposals that constitute or may reasonably be expected to lead to an acquisition proposal, as defined below, nor will WHG or its representatives furnish any information relating to, or participate in any negotiations or discussions concerning, any acquisition, purchase of all or a substantial portion of the assets of, or any equity interest in, WHG or Heritage Savings. We are permitted, however, to furnish information to or engage in discussions or negotiations with third parties if, after having consulted with and considered the advice of our counsel, we determine that the failure to do so may cause our Board of Directors to breach its fiduciary duties. We are required to promptly inform BCSB, in writing, of any such requests for information or of any negotiations or discussions.

         If our Board of Directors determines, after consultation with our financial advisor and legal counsel, that we have received an offer from a third party that is superior to BCSB's, we must promptly notify BCSB of such offer. A superior offer means an unsolicited written, bona fide proposal to acquire WHG pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction, if, and only to the extent that, (i) the Board of Directors of WHG receives an opinion from its independent financial advisor that such proposal may be superior to the merger from a financial point-of-view to WHG's stockholders, and (ii) the Board of Directors of WHG, after consultation with and after considering the advice of independent legal counsel, determines in good faith that failure to take such action may cause the Board of Directors of WHG to breach its fiduciary duties to stockholders under applicable law.

         For purposes of the Agreement, an acquisition proposal is any proposal or offer as to any of the following (other than the transactions contemplated under the Agreement) involving WHG or any of its subsidiaries: (i) any merger, consolidation, share exchange, business combination, or other similar transactions; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 25% or more of the assets of WHG, taken as a whole, in a single transaction or series of transactions; (iii) any tender offer or exchange offer for 25% or more of the outstanding shares of capital stock of WHG or the filing of a registration statement under the Securities Act in connection therewith; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

         In the event that WHG or any of its subsidiaries has entered into an acquisition agreement with regards to a superior proposal, WHG and BCSB may be permitted to terminate the Agreement, and BCSB will be entitled to a termination fee of $1 million, subject to certain conditions. See "Termination of the Agreement."

Approvals Needed to Complete the Merger

         In addition to the approval of the Agreement by our stockholders, completion of the merger and the transactions contemplated by the Agreement are subject to the prior approval of the Office of Thrift Supervision ("OTS"). The required applications for OTS approval were filed in the first quarter of 2002. In reviewing applications filed under the Home Owners' Loan Act of 1933, as amended ("HOLA"), and under the Bank Merger Act, the OTS must consider, among other factors, the financial and managerial resources and future prospects of the existing and resulting institutions, and the convenience and needs of the communities to be served. In addition, the OTS may not approve a savings institution acquisition or merger if it will result in a monopoly or otherwise be anti-competitive.

         Under the Community Reinvestment Act of 1977, the OTS must take into account the record of performance of Heritage Savings and Baltimore County Savings in meeting the credit needs of the entire community, including low- and moderate-income neighborhoods, served by each institution. As part of the review process, the banking agencies frequently receive comments and protests from community groups and others. Heritage Savings and Baltimore County Savings each received a "satisfactory" rating during their most recent respective Community Reinvestment Act examinations.

         In addition, a period of not less than 15 days must expire following approval by the OTS, within which period the United States Department of Justice may file objections to the merger under the federal anti-trust laws. Although we believe that the likelihood of such action by the Department of Justice is remote in this merger, there can be no assurance that the Department of Justice will not initiate such proceeding. If such proceeding is instituted or challenge is made, we cannot ensure a favorable result.

         We are not aware of any other regulatory approvals required for completion of the merger, except as described above. Should any other approvals be required, it is presently contemplated that such approvals would be sought. There can be no assurance that any other approvals, if required, will be obtained.

         The approval of any application merely implies the satisfaction of regulatory criteria for approval, which does not include review of the merger from the standpoint of the adequacy of the consideration to be received by WHG stockholders. Furthermore, regulatory approvals do not constitute an endorsement or recommendation of the merger.

         There can be no assurances that the requisite regulatory approvals will be received in a timely manner, in which event the consummation of the merger may be delayed. If the merger is not consummated on or before September 30, 2002, the Agreement may be terminated by either BCSB, Baltimore County Savings or us.

         It is a condition to the consummation of the merger that the regulatory approvals be obtained without any conditions or requirements that are unduly burdensome or would materially reduce the economic or business benefits of the merger to BCSB or Baltimore County Savings. No assurance can be provided that any such approvals will not contain terms, conditions or requirements which fail to satisfy this condition of the merger.

Waiver and Amendment of the Agreement; Alternative Structure

         By written approval of a duly authorized officer, each party to the Agreement may extend the time for the performance of any of the obligations or acts of the other party and may waive:

          * any inaccuracies in the representations and warranties contained in the Agreement or any document delivered pursuant to the Agreement,

          *    compliance with any covenant, undertaking or agreement,

          * to the extent permitted by law, satisfaction of any condition of the Agreement, or

          * the performance by the other party of any of its obligations under the Agreement.

         The Agreement may be amended, in writing, at any time prior to the occurrence of the transactions contemplated by the Agreement by mutual agreement of the parties as approved by their respective Boards of Directors; provided, however, that after our stockholders have approved the Agreement, no amendment can modify the form or decrease the amount of the merger consideration or otherwise materially adversely affect our stockholders without their approval.

Termination of the Agreement

         The Agreement may be terminated in writing prior to the effective time of the merger by:

          *    the mutual written consent of the Boards of BCSB and WHG,

          *    by the Boards of BCSB or WHG if:

               *    the merger is not consummated by September 30, 2002;

               *    our stockholders fail to approve the Agreement;

               * any applicable regulatory authority formally denies the requisite regulatory approval necessary to consummate the transaction provided that such denial is not due to a breach of any provision of the Agreement by the party seeking to terminate;

               * at the time of such termination, any of the representations and warranties of the party seeking to terminate are not true and correct to the extent that the merger may be consummated as contemplated by the Agreement;

               * the other party has materially breached any of its covenants, agreements or representations and warranties and the breach has not been cured within 15 business days after the giving of written notice of such breach; or

               * any event occurs such that a condition to consummation of the merger cannot be fulfilled by the party in breach of the Agreement and the non-breaching party has failed to waive satisfaction of the condition.

          * by the Board of BCSB or Baltimore County Savings if approval by an applicable regulatory authority contains a condition or requirement that, in its judgment, would so reduce the economic or business benefits that BCSB would not have entered into the agreement;

          * by the Board of BCSB or Baltimore County Savings if WHG has received a superior proposal to that of BCSB and Baltimore County Savings and WHG has either entered into an acquisition agreement in regards to the superior proposal, terminates the Agreement, or withdraws its recommendation, fails to recommend, or otherwise changes its recommendation in a manner adverse to BCSB to encourage its stockholders vote in favor of the Agreement with BCSB and Baltimore County Savings;

          * by the Board of WHG if WHG has received a superior proposal and has determined to accept the superior proposal after the expiration of three business days following submission of written notification of such superior proposal to BCSB and Baltimore County Savings and BCSB and Baltimore County Savings' failure to timely match the superior proposal.

         In the event that the Agreement is terminated, the Agreement will become void and have no effect, except for:

          *    provisions relating to confidential information;

          * provisions relating to potential data processing conversion costs; and

          * provisions relating to a fee in the amount of $1.0 million (the "Break-Up Fee") payable to Baltimore County Savings by WHG following the occurrence of:

               * Our receipt of a superior proposal and our Board's decision to enter into an acquisition agreement in regards to such superior proposal provided that (i) BCSB and Baltimore County Savings do not match such superior proposal within three business days of receipt of notice of such proposal by WHG; and (ii) WHG either terminates the Agreement with BCSB and Baltimore County Savings, withdraws, fails to recommend or changes its recommendation to its stockholders in a manner adverse to BCSB and Baltimore County Savings so as to not recommend approval of the Agreement with BCSB and Baltimore County Savings by its stockholders; or

               * our entering into an agreement with a third party relating to an acquisition proposal to acquire us or Heritage Savings or the consummation of such an agreement within 12 months after the occurrence of (i) the termination of the Agreement by BCSB or Baltimore County Savings due to the material breach of any covenant by WHG and WHG's failure to remedy such breach within fifteen days of notice of such breach by BCSB or Baltimore County Savings; (ii) the failure of our stockholders to approve the Agreement with BCSB and Baltimore County Savings after receipt by WHG of a superior proposal; or (iii) the failure to obtain shareholder approval of the Agreement with BCSB and Baltimore County Savings by September 30, 2002.

         A breaching party will not be relieved from any liability or damages for its willful or fraudulent breach of any provision of the Agreement. If demand is made to us to pay the Break-Up Fee and we timely pay such fee, then we are not liable for any other fees under the Agreement.

Interests of Directors and Officers in the Merger that are Different from Your Interests

         Some members of our management and Board of Directors may have interests in the merger that are in addition to or different from the interests of our stockholders. Our Board was aware of these interests and considered them in approving the Agreement.

         WHG Stock Options. As of May 6, 2002, directors and executive officers held options to purchase in the aggregate 251,450 shares of WHG common stock under our 1996 and 2001 stock option plans. Accordingly, each director and executive officer will receive payment for their stock options as described earlier in this proxy statement. The aggregate value of the payout for these stock options will be approximately $972,626. See " - Treatment of Options."

         WHG Employee Stock Ownership Plan. As of July 31, 2001, our ESOP held 48,807 shares of our common stock which had not yet been allocated to participants and which were pledged as collateral for the remaining $386,216 loan to the ESOP. The ESOP will be terminated upon completion of the merger, at which time the loan will be repaid with the cash received by the ESOP in the merger. Based on the number of unallocated shares and the loan balance as of July 31, 2002, the ESOP will have approximately a $165,061 cash profit after repayment of the ESOP loan, which cash will be allocated to the participants in accordance with the terms of the ESOP and distributed to participants in the ESOP following receipt of a favorable determination letter from the Internal Revenue Service. Officers Stewart and Lufburrow will receive allocations to their ESOP accounts of approximately $39,889, and $17,967, respectively, based upon a $165,061 cash profit related to the unallocated shares.

         Employment Agreement. Effective December 11, 1995, and as subsequently amended and renewed, Heritage Savings entered into an employment agreement with Peggy J. Stewart, President and CEO of the Bank. Under the Employment Agreement, Ms. Stewart is entitled to receive a severance payment upon termination of her employment. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Ms. Stewart will be paid in a lump sum an amount equal to three times the five year average of her annual taxable compensation, less one dollar. For purposes of the change in control provision, the merger with Baltimore County Savings and BCSB constitutes a "change in control." Ms. Stewart will receive a payment of approximately $543,000 pursuant to her agreement.

         Directors Change in Control Severance Plan. Heritage Savings entered into change of control severance plan with its directors. The plan provides for a payment to each of the directors equal to 1.5 times their annual Board retainer and monthly meeting fees. In addition, as set forth in the Agreement, John E. Lufburrow, the Chairman of the Board of WHG, will be provided with a six-month severance benefit in the amount of $24,050 in addition to his Board severance benefit pursuant to the Heritage Savings Bank Directors Change in Control Severance Plan. For purposes of the plan, the merger will constitute a "change in control." The aggregate amount that may be payable under the plan is approximately $138,600.

         Officer Change in Control Severance Agreements. Heritage Savings entered into change in control severance agreements with four of its Officers. The change in control agreements provide for a payment to each of the officers upon involuntary termination of employment upon a change in control, other than for cause, equal to 2.00 times such person's compensation for the year immediately preceding the termination, subject to certain exceptions, plus costs associated with maintaining certain medical and dental coverage. For purposes of the change in control agreements, the merger will constitute a "change in control." The aggregate amount that may be payable under the change in control agreements is approximately $686,000.

         Protection of Directors, Officers and Employees Against Claims. In the Agreement, BCSB and Baltimore County Savings agreed to indemnify our and our subsidiaries' directors and officers after the completion of the merger. BCSB also has agreed to maintain, for a period of three years after the effective time of the merger, our and our subsidiaries' current directors' and officers' liability insurance policies, provided that BCSB may substitute insurance policies of at least the same coverage and amount containing terms and conditions which are substantially no less advantageous than WHG's current insurance policies, provided that BCSB shall not be required to expend more than 150% of the current annual amount expended by Heritage Savings to maintain such coverage.

Employees and Benefit Plans

         The Agreement provides that our and our subsidiaries' employees who remain employed by Baltimore County Savings after the effective time of the merger will be eligible to participate in the benefit plans of Baltimore County Savings that are generally available to their employees subject to the terms and provisions of the benefit plans. Continuing employees will receive credit for years of service with us and our subsidiaries for purposes of determining eligibility for participation and vesting (but not for purposes of accrual or restoration of benefits that are calculated on an actuarial basis, including any qualified or non-qualified defined benefit plan or restoration plan) with Baltimore County Savings.

         Severance Payments. In the event Baltimore County Savings terminates the employment of any employee of WHG or Heritage Savings who is an employee of WHG or Heritage Savings within five days of the effective date of the merger, within six months of the effective date of the merger, other than voluntary termination and termination for cause, Baltimore County Savings agreed to provide each such employee severance payments equal to two weeks' pay for every year of service with WHG or Heritage Savings up to a maximum of 26 weeks.

Federal Income Tax Consequences of the Merger to You

         The exchange of our common stock for cash pursuant to the terms of the Agreement will be a taxable transaction for federal income tax purposes under the Internal Revenue Code, and may also be a taxable transaction under state, local and other tax laws. A stockholder of WHG will recognize gain or loss equal to the difference between the amount of cash received by the stockholder pursuant to the merger and the tax basis in the WHG common stock exchanged by such stockholder pursuant to the merger.

         Gain or loss must be determined separately for each block of WHG common stock surrendered pursuant to the merger. For purposes of federal tax law, a block consists of shares of WHG common stock acquired by the stockholder at the same time and price. Gain or loss recognized by the stockholder exchanging his or her WHG common stock pursuant to the merger will be capital gain or loss if such WHG common stock is a capital asset in the hands of the stockholder. If the WHG common stock has been held for more than one year, the gain or loss will be long-term. Capital gains recognized by an exchanging individual stockholder generally will be subject to federal income tax at capital gain rates applicable to the stockholder and capital gains recognized by an exchanging corporate stockholder generally will be subject to applicable federal income tax.

         Neither BCSB nor WHG has requested or will request a ruling from the Internal Revenue Service as to any of the tax effects to WHG's stockholders of the transactions discussed in this proxy statement, and no opinion of counsel has been or will be rendered to WHG's stockholders with respect to any of the tax effects of the merger to stockholders.

         The federal income tax discussion set forth above is based upon current law and is intended for general information only. You are urged to consult your tax advisor concerning the specific tax consequences of the merger to you, including the applicability and effect of state, local or other tax laws and of any proposed changes in those tax laws and the Internal Revenue Code.

Accounting Treatment of the Merger

         The merger will be accounted for under the purchase method of accounting. Under this method of accounting, BCSB and WHG will be treated as one company as of the date of the merger, and BCSB will record the fair value of WHG's assets (including intangible assets which arise from either contractual or other legal rights or are separable) and liabilities on its consolidated financial statements. Acquisition costs in excess of the fair value of the net assets acquired will be recorded as goodwill. Goodwill will not be amortized for financial accounting purposes, but instead will be tested for impairment annually. Our results of operations will be included in BCSB's consolidated income statement after completion of the merger.

Who Pays for What

         All out-of-pocket costs and expenses incurred in connection with the merger (including, but not limited to, counsel fees) will be paid by the party incurring such costs and expenses.

                           CERTAIN RELATED AGREEMENTS

Plan of Liquidation

         In connection with the merger, WHG will adopt a plan of liquidation under which WHG, immediately after the completion of the merger, will be liquidated and dissolved by transferring all of its assets and liabilities to Baltimore County Savings.

Voting Agreement

         As an inducement for BCSB and Baltimore County Savings to enter into the Agreement, each director of WHG and Heritage Savings entered into a voting agreement with BCSB and Baltimore County Savings. Pursuant to the voting agreement, our directors agreed to vote all of their shares of WHG common stock owned, controlled or for which they possess voting power in favor of approval of the Agreement.

                    BENEFICIAL OWNERSHIP OF WHG COMMON STOCK

         Stockholders of record as of the close of business on May 6, 2002 will be entitled to one vote for each share of our common stock then held. As of that date, we had 1,285,050 shares of common stock issued and outstanding. The following table sets forth information regarding the share ownership of:

          * each holder of more than 5% of our outstanding common stock, including our Employee Stock Ownership Plan,

          * each member of our Board of Directors and each executive officer who is not a director, and

          * all of our and Heritage Saving's directors and executive officers as a group.

                                                                 Amount and                 Percent of Shares
                                                                   Nature of                  of Common Stock
Name and Address of Beneficial Owner                       Beneficial Ownership (1)          Outstanding (%)
------------------------------------                       ------------------------          ---------------

Heritage Savings Bank, F.S.B.
Employee Stock Ownership Plan and Trust
1505 York Road
Lutherville, Maryland 21093 (2)                                    138,568                        10.8%

Jeffrey L. Gendell
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166 (3)                                        74,605                         5.8%


                                                        27






Gary R. Dowell
Janet M. Dowell
1720 Content Lane
Reisterstown, MD 21136 (4)                                          67,000                         5.2%

Terrance S. Walsh (5)                                               66,444                         5.2%

John E. Lufburrow
1505 York Road                                                     104,903                         7.7%
Lutherville, Maryland 21093


Peggy J. Stewart
1505 York Road
Lutherville, Maryland 21093                                        132,736                         9.8%

Philip W. Chase, Jr.                                                29,129                         2.3%
Edwin C. Muhly, Jr.                                                 22,697                         1.8%
Urban P. Francis, Jr.                                               28,816                         2.2%
Hugh P. McCormick                                                   33,516                         2.6%
Herbert A. Davis                                                    21,197                         1.6%
D. Edward Lauterbach, Jr.                                           23,425                         1.8%
Daniel J. Gallagher                                                 16,425                         1.3%
Diana L. Rohrback                                                   26,055                         2.0%
Robin L. Taylor                                                     27,596                         2.1%

Directors and Executive Officers as a Group (11                    466,495                        30.8%
persons)


--------------
(1) The nature of beneficial ownership for shares reported in this column is sole voting and dispositive power, except as otherwise noted in these footnotes. Included in the shares beneficially owned by the named individuals are options to purchase shares of common stock, which are currently exercisable or which will become exercisable within 60 days of the Record Date, as follows: 70,765 shares for Mr. Lufburrow and Ms. Stewart; 8,605 shares for Mr. Chase, Jr., Mr. Muhly, Jr., Mr. Francis, Jr., Mr. McCormick, Mr. Davis and Mr. Lauterbach, Jr; 8,334 shares for Mr. Gallagher and 13,980 shares for each of Ms. Rohrback and Ms. Taylor.
(2) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. As of the Record Date, 89,761 shares have been allocated under the ESOP to participant accounts.
(3) The information with respect to Jeffrey L. Gendell, Tontine Financial Partners, L.P., and Tontine Management, L.L.C., (collectively, the "Reporting Persons"), is derived from a Schedule 13D, dated January 5, 2001, which states that the Reporting Persons, through certain of its affiliates, had shared voting power and shared dispositive power with regard to 74,605 shares.
(4) The information with respect to Gary R. Dowell and Janet M. Dowell is derived from an amended Schedule 13D, dated November 14, 2001, which states that Gary R. Dowell has sole voting and dispositive power with respect to 51,300 shares and shared voting and dispositive power with his spouse Janet
     M. Dowell with
     respect to 13,700 shares, and shared voting and dispositive power with Liberty Financial Group, Inc. with respect to 2,000 shares.
(5)  The  information  with  respect to  Terrance  S.  Walsh is  derived  from a
     Schedule 13D filed November 28, 2001.

                              STOCKHOLDER PROPOSALS

         If the merger is not consummated prior to the next regularly scheduled annual meeting of our stockholders, all stockholder proposals, other than those made by or at the direction of the Board of Directors, must be submitted to the Secretary of the Company at its offices at 1505 York Road, Lutherville, Maryland 21093, within a reasonable time prior to the mailing of the Company's 2002 proxy materials. Under the Company's Articles of Incorporation and Bylaws, however, stockholder nominations for director and proposals not included in the Company's 2002 proxy statement, in order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders, must have been submitted to the Secretary of the Company, at the address set forth above, by November 16, 2001.

                                  OTHER MATTERS

         Each proxy solicited also confers discretionary authority on our Board of Directors to vote the proxy with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the special meeting. Our Board of Directors is not aware of any business to come before the special meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the special meeting, it is intended that proxy holders will act in accordance with their best judgment.

                          ANNUAL REPORT ON FORM 10-KSB

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001, will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, WHG Bancshares Corporation, 1505 York Road, Lutherville, Maryland 21093.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Diana L. Rohrback
                                              ----------------------------------
                                              Diana L. Rohrback
                                              Corporate Secretary

Lutherville, Maryland
May 13, 2002

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                                  By and Among

                               BCSB BANKCORP, INC.

                      BALTIMORE COUNTY SAVINGS BANK, F.S.B.

                                       And

                           WHG BANCSHARES CORPORATION

                                       And

                          HERITAGE SAVINGS BANK, F.S.B.




                          Dated as of February 27, 2002

                          AGREEMENT AND PLAN OF MERGER

                                TABLE OF CONTENTS

RECITALS..........................................................................................................1
--------

ARTICLE I CERTAIN DEFINITIONS.....................................................................................2
-----------------------------
   Section 1.01 Definitions.......................................................................................2
   -------------------------

ARTICLE II THE MERGER AND EXCHANGE OF SHARES......................................................................6
--------------------------------------------
   Section 2.01 Effects of Merger; Surviving Corporation..........................................................6
   ------------------------------------------------------
   Section 2.02 Conversion of Shares..............................................................................7
   ----------------------------------
   Section 2.03 Exchange Procedures...............................................................................8
   ---------------------------------
   Section 2.04  Stock Options....................................................................................9
   ----------------------------
   Section 2.05  MSBP Awards......................................................................................9
   --------------------------

ARTICLE III       REPRESENTATIONS AND WARRANTIES
------------------------------------------------
                  OF WHG AND Heritage Bank........................................................................9
                  ------------------------
   Section 3.01 Organization.....................................................................................10
   --------------------------
   Section 3.02 Capitalization...................................................................................10
   ----------------------------
   Section 3.03 Authority; No Violation..........................................................................11
   -------------------------------------
   Section 3.04 Consents.........................................................................................12
   ----------------------
   Section 3.05 Financial Statements.............................................................................12
   ----------------------------------
   Section 3.06 Taxes............................................................................................13
   -------------------
   Section 3.07 No Material Adverse Effect.......................................................................13
   ----------------------------------------
   Section 3.08 Contracts........................................................................................13
   -----------------------
   Section 3.09 Ownership of Property; Insurance Coverage........................................................15
   -------------------------------------------------------
   Section 3.10 Legal Proceedings................................................................................15
   -------------------------------
   Section 3.11 Compliance With Applicable Law...................................................................16
   --------------------------------------------
   Section 3.12 ERISA/Employee Compensation......................................................................16
   -----------------------------------------
   Section 3.13  Brokers, Finders and Financial Advisors.........................................................19
   ------------------------------------------------------
   Section 3.14 Environmental Matters............................................................................19
   -----------------------------------
   Section 3.15 Loan Portfolio...................................................................................20
   ----------------------------
   Section 3.16 Information to be Supplied.......................................................................21
   ----------------------------------------
   Section 3.17 Related Party Transactions.......................................................................22
   ----------------------------------------
   Section 3.18 Schedule of Termination Benefits.................................................................22
   ----------------------------------------------
   Section 3.19 Deposits.........................................................................................22
   ----------------------
   Section 3.20.Business Combination.............................................................................22
   ------------------------------------
   Section 3.21 Fairness Opinion.................................................................................23
   ------------------------------
   Section 3.22 Risk Management Instruments......................................................................23
   -----------------------------------------

ARTICLE IV REPRESENTATIONS AND WARRANTIES
-----------------------------------------
                  OF BALTIMORE COUNTY SAVINGS BANK AND BCSB BANKCORP.............................................23
                  -------------------------------------------------
   Section 4.01 Organization.....................................................................................23
   --------------------------
   Section 4.02 Authority; No Violation..........................................................................24
   -------------------------------------
   Section 4.03 Consents.........................................................................................25
   ----------------------
   Section 4.04 Compliance With Applicable Law...................................................................25
   --------------------------------------------

                                       i

   Section 4.05 Information to be Supplied.......................................................................26
   ----------------------------------------
   Section 4.06 Financing........................................................................................26
   -----------------------
   Section 4.07      BCSB Financials.............................................................................26
   ------------      ----------------
   Section 4.08      Litigation..................................................................................26
   ------------      -----------

ARTICLE V COVENANTS OF THE PARTIES...............................................................................27
----------------------------------
   Section 5.01 Conduct of Heritage Bank's Business..............................................................27
   -------------------------------------------------
   Section 5.02 Access; Confidentiality..........................................................................30
   ------------------------------------
   Section 5.03 Regulatory Matters and Consents..................................................................31
   ---------------------------------------------
   Section 5.04 Taking of Necessary Action.......................................................................31
   ----------------------------------------
   Section 5.05 Certain Agreements...............................................................................32
   --------------------------------
   Section 5.06 No Other Bids and Related Matters................................................................33
   -----------------------------------------------
   Section 5.07 Duty to Advise; Duty to Update Heritage Bank's Disclosure Schedules..............................34
   --------------------------------------------------------------------------------
   Section 5.08 Conduct of Baltimore County Bank's Business......................................................35
   ---------------------------------------------------------
   Section 5.09 Board and Committee Minutes......................................................................35
   -----------------------------------------
   Section 5.10 Undertakings by the Parties......................................................................35
   -----------------------------------------
   Section 5.11 Employee and Termination Benefits................................................................37
   -----------------------------------------------
   Section 5.12 Duty to Advise; Duty to Update Baltimore County Bank's
   --------------------------------------------------------------------
                     Disclosure Schedules........................................................................39
                     ---------------------

ARTICLE VI CONDITIONS............................................................................................39
---------------------
   Section 6.01 Conditions to WHG and Heritage Bank's Obligations under this Agreement...........................39
   ------------------------------------------------------------------------------------
   Section 6.02 Conditions to BCSB and Baltimore County Bank's Obligations under this Agreement..................40
   ---------------------------------------------------------------------------------------------

ARTICLE VII TERMINATION, WAIVER AND AMENDMENT....................................................................41
---------------------------------------------
   Section 7.01 Termination......................................................................................42
   -------------------------
   Section 7.02. Effect of Termination...........................................................................43
   ------------------------------------

ARTICLE VIII MISCELLANEOUS.......................................................................................43
--------------------------
   Section 8.01 Expenses.........................................................................................43
   ----------------------
   Section 8.02 Non-Survival of Representations and Warranties...................................................44
   ------------------------------------------------------------
   Section 8.03 Amendment, Extension and Waiver..................................................................44
   ---------------------------------------------
   Section 8.04 Entire Agreement.................................................................................44
   ------------------------------
   Section 8.05 No Assignment....................................................................................45
   ---------------------------
   Section 8.06 Notices..........................................................................................45
   ---------------------
   Section 8.07 Captions.........................................................................................46
   ----------------------
   Section 8.08 Counterparts.....................................................................................46
   --------------------------
   Section 8.09 Severability.....................................................................................46
   --------------------------
   Section 8.10 Governing Law....................................................................................46
   ---------------------------

Exhibits:

         Exhibit A                  Form of Heritage Bank Voting Agreement


                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of February 27, 2002, is by and among BCSB Bankcorp, Inc., a federal corporation ("BCSB"), Baltimore County Savings Bank, F.S.B., a federally chartered savings bank ("Baltimore County Bank"), and WHG Bancshares Corporation ("WHG"), a Maryland corporation, and Heritage Savings Bank, F.S.B., a federally chartered savings bank ("Heritage Bank"). Each of BCSB, Baltimore County Bank, WHG and Heritage Bank is sometimes individually referred to herein as a "party," and BCSB, Baltimore County Bank, WHG and Heritage Bank are sometimes collectively referred to herein as the "parties."

                                    RECITALS

         WHEREAS, BCSB, a registered savings and loan holding company, with principal offices in Baltimore, Maryland, owns all of the issued and outstanding capital stock of Baltimore County Bank, a federally-chartered savings bank organized under the laws of the United States, with principal offices in Baltimore, Maryland.

         WHEREAS, WHG, a registered savings and loan holding company, with principal offices in Lutherville, Maryland, owns all of the issued and outstanding capital stock of Heritage Bank, a federally-chartered savings bank organized under the laws of the United States, with principal offices in Lutherville, Maryland.

         WHEREAS, the Boards of Directors of the respective parties hereto deem it advisable and in the best interests of the respective companies and their stockholders to consummate the business combination transaction contemplated herein in which: (i) Baltimore County Bank shall incorporate a to-be-formed company, which shall be merged with and into WHG, with WHG surviving the merger, and in connection therewith each share of WHG Common Stock outstanding immediately prior to the Closing Date shall be canceled in exchange for the right to receive the cash payments specified herein, (the "Merger") (ii) to be followed by the liquidation of WHG into Baltimore County Bank; and (iii) immediately thereafter Heritage Bank shall merge with and into Baltimore County Bank, with Baltimore County Bank surviving the merger (the "Bank Merger") with the result that Baltimore County Bank will acquire all the assets and liabilities of Heritage Bank, and Heritage Bank shall cease to exist (the transactions are sometimes collectively referred to as the "Mergers");

         WHEREAS, the parties hereto desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with the Mergers, and the other transactions contemplated by this Agreement (collectively, the "Merger Documents").

         NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants herein contained and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

         Section 1.01 Definitions.

         Except as otherwise provided herein, as used in this Agreement, the following terms shall have the indicated meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Affiliate" means any Person who directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person and, without limiting the generality of the foregoing, includes any executive officer or director of such Person and any Affiliate of such executive officer or director.

                  "Agreement"  means  this  agreement,   and  any  amendment  or
         supplement hereto, which constitutes a "plan of merger" between BCSB, Baltimore County Bank, a to-be-formed interim company, and WHG.

                  "Applications" means the applications for regulatory approval that are required by the transactions contemplated hereby.

                  "Baltimore County Bank Employee Plan" means all pension, retirement, group insurance, and other tax-qualified employee benefit plan and arrangements, including, but not limited to, "employee benefit plans," as defined in Section 3(3) of ERISA, incentive and welfare policies, plans and arrangements with respect to employees of Baltimore County Bank.

                  "Bank Merger" means the merger of Heritage Bank with and into Baltimore County Bank, with Baltimore County Bank as the surviving institution, and shall include the liquidation of WGH, as the surviving corporation of the Merger, into Baltimore County Bank.

                  "Bank Merger Effective Date" shall mean the date, after the OTS approves the Bank Merger, that all filings are made with the OTS to perfect the Bank Merger.

                  "BCSB Financials" means (i) the audited consolidated financial statements of BCSB as of September 30, 2000 and 2001 and for the two years ended September 30, 2001, including the notes thereto, and (ii) the unaudited interim consolidated financial statements of BCSB as of each calendar quarter thereafter included in the documents filed by BCSB pursuant to the Exchange Act.

                  "BCSB Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by BCSB or Baltimore County Bank, except any corporation the stock of which is held as security by Baltimore County Bank in the ordinary course of its lending activities.

                 "BCSB Disclosure Schedules" means the Disclosure Schedules delivered by BCSB to Heritage Bank pursuant to Article IV of this Agreement.

                  "Closing Date" means the date determined by BCSB, in its sole discretion, upon five (5) days prior written notice to WHG, but in no event later than fifteen (15) days after the last condition precedent pursuant to this Agreement has been fulfilled or waived (including the expiration of any applicable waiting period), or such other date as to which BCSB and WHG shall mutually agree.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Compensation and Benefit Plans" has the meaning given to such term in Section 3.12(a).

                  "DOL" means the U.S. Department of Labor.

                  "Environmental Law" means any Federal or state law, statute, rule, regulation, code, order, judgment, decree, injunction, common law or agreement with any Federal or state governmental authority relating to (i) the protection, preservation or restoration of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), (ii) human health or safety, or (iii) exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of, Hazardous Material, in each case as amended and now in effect.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

                  "Exchange Agent" means the entity selected by BCSB, subject to the approval of WHG, to perform the functions described in Section 2.03 of this Agreement.

                  "FDIA" means the Federal Deposit Insurance Act, as amended.

                  "FDIC" means the Federal Deposit Insurance Corporation.

                  "FHLB of Atlanta" means the Federal Home Loan Bank of Atlanta.

                  "FRB" means the Board of Governors of the Federal Reserve System.

                  "GAAP" means generally accepted accounting principles as in effect at the relevant date and consistently applied.

                  "Hazardous Material" means any substance (whether solid, liquid or gas) which is or could be detrimental to human health or safety or to the environment, currently or hereafter listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any substance containing any such substance as a component. Hazardous Material includes, without limitation, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance, oil or petroleum, or any derivative or by-product thereof, radon, radioactive material, asbestos, asbestos-containing material, urea formaldehyde foam insulation, lead and polychlorinated biphenyl.

                  "HOLA" means the Home Owners' Loan Act, as amended, 12 U.S.C. ss.1464 et al.

                  "Interim" means the to-be-formed subsidiary of Baltimore County Bank that will be merger with and into WHG.

                  "IRS" means the Internal Revenue Service.

                  "Knowledge" as used with respect to a Person (including references to such Person being aware of a particular matter) means those facts that are known by the officers and directors of such Person, and includes any facts, matters or circumstances set forth in any written notice from a Regulatory Authority or any other material written notice received by that Person. References to the "Knowledge" of WHG includes the "Knowledge" of Heritage Bank.

                  "Loan" includes loan participations.

                  "Loan  Property"  shall have the meaning given to such term in
         Section 3.14(b) of this Agreement.

                  "MGCL" means the Maryland General Corporation Law.

                  "Material Adverse Effect" shall mean, with respect to BCSB or Heritage Bank, any adverse effect on its assets, financial condition or results of operations which is material to its assets, financial condition or results of operations on a consolidated basis, except for any material adverse effect caused by (i) any change in the market value of the assets of BCSB or Heritage Bank resulting from a change in interest rates generally (ii) any individual or combination of changes occurring after the date hereof in any federal or state law, rule or regulation or in GAAP, which change(s) affect(s) financial institutions generally, (iii) any action taken by Heritage Bank or a WHG Subsidiary at the request of Baltimore County Bank, (iv) expenses incurred to complete the transaction contemplated by this Agreement; or (v) an increase by the FDIC, pursuant to Section 327.9 of the FDIC Regulations (12 CFR ss.327.9), in the BIF or SAIF Assessment Schedule.

                  "Merger" means the merger of the to-be-formed subsidiary of Baltimore County Bank with and into WHG, with WHG as the surviving entity.

                  "Merger Effective Date" means that date upon which the last of the corporate transactions that comprise the Merger becomes effective, in accordance with applicable laws and regulations.

                  "OTS" means the Office of Thrift Supervision.

                  "Participation Facility" shall have the meaning given to such term in Section 3.14(b) of this Agreement.

                  "Person" means any individual, corporation, partnership, joint venture, association, trust or "group" (as that term is defined under the Exchange Act).

                  "Proxy Statement" means the proxy statement, together with any supplements thereto, to be transmitted to holders of WHG Common Stock in connection with the transactions contemplated by this Agreement.

                  "Regulatory  Agreement"  has the meaning given to that term in
         Section 3.11 of this Agreement.

                  "Regulatory Authority" means any agency or department of any federal or state government, including without limitation the OTS, the FDIC, the FRB, the SEC or the respective staffs thereof.

                  "Rights"  means   warrants,   options,   rights,   convertible
         securities and other capital stock equivalents that obligate an entity to issue its securities.

                  "SAIF" means the Savings Association Insurance Fund, as administered by the FDIC.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

                  "Securities Documents" means all registration statements, schedules, statements, forms, reports, proxy material, and other documents required to be filed under the Securities Laws.

                  "Securities Laws" means the Securities Act and the Exchange Act and the rules and regulations promulgated from time to time thereunder.

                  "Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by another entity, except any corporation the stock of which is held as security by either BCSB or WHG, as the case may be, in the ordinary course of its lending activities.

                  "Superior  Proposal"  has the  meaning  given to such  term in
         Section 5.06 of this Agreement.

                  "WHG  Common  Stock"  has the  meaning  given to that  term in
         Section 3.02(a) of this Agreement.

                  "WHG Disclosure Schedules" means the Disclosure Schedules delivered by Heritage Bank to Baltimore County Bank pursuant to Article III of this Agreement.

                  "WHG Financials" means (i) the audited consolidated financial statements of WHG as of September 30, 2000 and 2001 and for the two years ended September 30, 2001, including the notes thereto, and (ii) the unaudited interim consolidated financial statements of WHG as of each calendar quarter thereafter included in Securities Documents filed by WHG.

                  "WHG Regulatory Reports" means the Thrift Financial Reports of Heritage Bank and accompanying schedules, as filed with the OTS, for each calendar quarter beginning with the quarter ended March 31, 2001, through the Closing Date, and all Annual, Quarterly and Current Reports filed on Form H(b)-11 with the OTS by WHG from March 31, 2001 through the Closing Date.

                  "WHG Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by WHG, including Heritage Bank, except any corporation the stock of which is held as security by WHG or Heritage Bank in the ordinary course of its lending activities.


                                   ARTICLE II
                        THE MERGER AND EXCHANGE OF SHARES

         Section 2.01 Effects of Merger; Surviving Corporation.

         (a) (i) On the Merger Effective Date, a to-be-formed company formed by Baltimore County Bank ("Interim") shall merge with and into WHG; the separate existence of Interim shall cease; WHG shall be the surviving corporation in the Merger (the "Surviving Corporation") and a wholly-owned subsidiary of Baltimore County Bank; and all of the property (real, personal and mixed), rights, powers and duties and obligations of Interim shall be taken and deemed to be transferred to and vested in WHG, as the Surviving Corporation in the Merger, without further act or deed; all in accordance with federal law.

                  (ii)  On  the  Merger   Effective   Date:   the   Articles  of
Incorporation  of  the  Surviving   Corporation  shall  continue  as  in  effect
immediately  prior to the Merger Effective Date; and the

Bylaws of the Surviving Corporation shall continue as in effect immediately prior to the Merger Effective Date, until thereafter altered, amended or repealed in accordance with applicable law.

                  (iii) On the Merger Effective Date, the directors of Interim duly elected and holding office immediately prior to the Effective Date shall be the directors of the Surviving Corporation in the Merger, each to hold office until his or her successor is elected and qualified or otherwise in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation.

                  (iv) On the Merger Effective Date, the officers of Interim duly elected and holding office immediately prior to the Effective Date shall be the officers of the Surviving Corporation in the Merger, each to hold office until his or her successor is elected and qualified or otherwise in accordance with the Articles of Incorporation and the Bylaws of the Surviving Corporation.

         (b) Notwithstanding any provision of this Agreement to the contrary, BCSB may elect, subject to the filing of all necessary applications and the receipt of all required regulatory approvals, to modify the structure of the transactions contemplated hereby, and the parties shall enter into such alternative transactions, so long as (i) there are no adverse tax consequences to the stockholders, directors or officers of WHG as a result of such modification, (ii) the Merger Consideration is not thereby changed in kind or reduced in amount because of such modification and (iii) such modification will not be likely to materially delay or jeopardize receipt of any required regulatory approvals.

         Section 2.02 Conversion of Shares.

                  (i) Each outstanding share of WHG Common Stock issued and outstanding at the Merger Effective Date, except as provided in clause (ii) and
(iii) of this Section, shall cease to be outstanding, shall cease to exist and shall be converted into the right to receive $14.25 in cash (the "Merger Consideration").

                  (ii) Any shares of WHG Common Stock which are owned or held by either party hereto or any of their respective Subsidiaries (other than in a fiduciary capacity or in connection with debts previously contracted) at the Merger Effective Date shall cease to exist, the certificates for such shares shall as promptly as practicable be canceled, such shares shall not be converted into the Merger Consideration, and no cash or shares of capital stock of BCSB shall be issued or exchanged therefor.

                  (iii) Each share of BCSB Common Stock issued and outstanding immediately before the Merger Effective Date shall remain an outstanding share of Common Stock of the Surviving Corporation.

                  (iv) The holders of certificates representing shares of WHG Common Stock as of the Merger Effective Date (any such certificate being hereinafter referred to as a "Certificate") shall cease to have any rights as stockholders of WHG, except such rights, if any, as they may have pursuant to applicable law.

         Section 2.03 Exchange Procedures.

         (a) As promptly as practicable after the Effective Date (but in no event later than five (5) business days after the Effective Date), the Exchange Agent shall mail to each holder of record of an outstanding share Certificate or Certificates a Letter of Transmittal containing instructions for the surrender of the Certificate or Certificates held by such holder for payment therefor. Upon surrender of the Certificate or Certificates to the Exchange Agent in accordance with the instructions set forth in the Letter of Transmittal, such holder shall promptly receive in exchange therefor the Merger Consideration, without interest thereon. Approval of this Agreement by the stockholders of Heritage Bank shall constitute authorization for BCSB to designate and appoint such Exchange Agent, with the approval of WHG. Neither BCSB nor the Exchange Agent shall be obligated to deliver the Merger Consideration to a former stockholder of WHG until such former stockholder surrenders his Certificate or Certificates or, in lieu thereof, any such appropriate affidavit of loss and indemnity agreement and bond as may be reasonably required by BCSB.

         (b) If payment of the Merger Consideration is to be made to a person other than the person in whose name a Certificate surrendered in exchange therefor is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such payment shall pay any transfer or other taxes required by reason for the payment to a person other than the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

         (c) On or prior to the Merger Effective Date, BCSB shall deposit or cause to be deposited, in trust with the Exchange Agent, an amount of cash equal to the aggregate Merger Consideration that the WHG stockholders shall be entitled to receive on the Merger Effective Date pursuant to Section 2.02 hereof.

         (d) The payment of the Merger Consideration, and cash in lieu of any fractional shares, upon the conversion of WHG Common Stock in accordance with the above terms and conditions shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such WHG Common Stock.

         (e) Promptly following the date which is twelve months after the Merger Effective Date, the Exchange Agent shall deliver to BCSB all cash, certificates and other documents in its possession relating to the transactions described in this Agreement, and the Exchange Agent's duties shall terminate. Thereafter, each holder of a Certificate formerly representing shares of WHG Common Stock may surrender such Certificate to Baltimore County Bank and (subject to applicable abandoned property, escheat and similar laws) receive in consideration therefor the Merger Consideration multiplied by the number of shares of WHG Common Stock formerly represented by such Certificate, without any interest or dividends thereon.

         (f) After the close of business on the Merger Effective Date, there shall be no transfers on the stock transfer books of WHG of the shares of WHG Common Stock that are outstanding immediately prior to the Merger Effective Date, and the stock transfer books of WHG shall be closed with respect to such shares. If, after the Merger Effective Date, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be canceled and exchanged for the Merger Consideration as provided in this Article II.

         (g) In the event any certificate for WHG Common Stock shall have been lost, stolen or destroyed, the Exchange Agent shall deliver (except as otherwise provided in Section 2.02(iii)) in exchange for such lost, stolen or destroyed certificate, upon the making of an affidavit of the fact by the holder thereof, the cash to be paid in the Merger as provided for herein; provided, however, that BCSB may, in its sole discretion and as a condition precedent to the delivery thereof, require the owner of such lost, stolen or destroyed certificate to deliver a bond in such reasonable sum as BCSB may require as indemnity against any claim that may be made against WHG, BCSB or any other party with respect to the certificate alleged to have been lost, stolen or destroyed.

         (h) BCSB is hereby authorized, after consulting with WHG, to adopt additional requirements with respect to the matters referred to in this Section
2.03 not inconsistent with the provisions of this Agreement or unduly burdensome to the shareholders of WHG.

         Section 2.04  Stock Options.

         At the Merger Effective Date, each option granted by WHG (a "WHG Option") to purchase shares of WHG Common Stock issued and outstanding pursuant to the WHG 1996 Stock Option Plan or the WHG 2001 Stock Option Plan (the "WHG Stock Option Plans"), whether or not such option is exercisable on the Merger Effective Date, shall, by reason of the Merger, cease to be outstanding and each holder of an option shall receive from WHG, at the Closing Date, cash in an amount equal to (i) the difference (if a positive number) between (A) $14.25 and
(B) the exercise price of each such option multiplied by (ii) the number of shares of WHG Common Stock subject to the option.

         Section 2.05  MSBP Awards.

         As set forth in WHG DISCLOSURE SCHEDULE 2.05, holders of stock awards under the WHG Management Stock Bonus Plan ("MSBP") that are not vested prior to the Merger Effective Date shall be canceled and exchanged for a payment to be made by Heritage Bank (or if requested by Baltimore County Bank, such payment may be made by Baltimore County Bank) to the recipient of such awards not later than the Merger Effective Date in an amount equal to the product of the number of shares of WHB Common Stock subject to such awards and the Merger Consideration, less applicable tax withholding; provided that such recipient shall deliver a cancellation agreement in form and substance reasonably satisfactory to the BCSB prior to receipt of such payment.


                               ARTICLE III
             REPRESENTATIONS AND WARRANTIES OF WHG AND HERITAGE BANK

         WHG and  Heritage  Bank  represent  and  warrant to BCSB and  Baltimore
County Bank that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article III), except as set forth in the WHG Disclosure Schedules delivered by WHG to BCSB on or prior to the date hereof. WHG and Heritage Bank have made a good faith effort to ensure that the disclosure on each schedule of the WHG Disclosure Schedules corresponds to the section reference herein. However, for purposes of the WHG Disclosure Schedules, any item disclosed on any schedule is deemed to be fully disclosed with respect to all schedules under which such item may be relevant.

         Section 3.01 Organization.

         (a) WHG is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and is duly registered as a savings and loan holding company under the HOLA. WHG has full corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on WHG. Heritage Bank is the only subsidiary of WHG.

         (b) Heritage Bank is a stock savings bank organized, validly existing and in good standing under federal law. Heritage Bank is the only WHG Subsidiary. The deposits of Heritage Bank are insured by the FDIC through the SAIF to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid by Heritage Bank when due. Heritage Bank has no subsidiaries.

         (c) Heritage Bank is a member of the FHLB of Atlanta and owns the requisite amount of stock therein.

         (d) The respective minute books of WHG and each WHG Subsidiary accurately records, in all material respects, all material corporate actions of their respective shareholders and boards of directors (including committees) through the date of this Agreement.

         (e) Prior to the date of this Agreement, WHG has made available to BCSB true and correct copies of the articles or certificate of incorporation and bylaws of WHG and Heritage Bank.

         Section 3.02 Capitalization.

         (a) The authorized capital stock of WHG consists of 4,000,000 shares of common stock, $0.10 par value ("WHG Common Stock"), of which 1,285,050 shares are outstanding, validly issued, fully paid and non-assessable and free of preemptive rights, and 1,000,000 shares of preferred stock, $0.10 par value ("WHG Preferred Stock"), none of which are outstanding. There are no shares of WHG Common Stock held by WHG as treasury stock. Neither WHG nor any WHG
Subsidiary has or is bound by any Rights of any character relating to the purchase, sale or issuance or voting of, or right to receive dividends or other distributions on any shares of WHG Common Stock, or any other security of WHG or any securities representing the right to vote, purchase or otherwise receive any shares of WHG Common Stock or any other security of WHG, other than shares issuable under the WHG Stock Option Plans and the WHG MSBP. WHG DISCLOSURE
SCHEDULE  3.02(a) sets
forth, as of the date hereof, the name of each holder of an option to purchase WHG Common Stock, the number of shares each such individual may acquire pursuant to the exercise of such options, the vesting dates, and the exercise price relating to the options held, and the name of each grantee of an award under the MSBP, the number of shares subject to each award, and the vesting schedule of each award.

         (b) WHG owns all of the capital stock of Heritage Bank, free and clear of any lien or encumbrance.

         Section 3.03 Authority; No Violation.

         (a)      WHG  and  Heritage  Bank  each has full  corporate  power  and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by WHG and Heritage Bank and the completion by WHG and Heritage Bank of the transactions contemplated hereby, up to and including the Merger, have been duly and validly approved by the Board of Directors of WHG and Heritage Bank, respectively, and, except for approval of the shareholders of WHG and Regulatory Authorities, no other corporate proceedings on the part of WHG or Heritage Bank are necessary to complete the transactions contemplated hereby, up to and including the Merger. This Agreement has been duly and validly executed and delivered by WHG and Heritage Bank, and the Bank Merger has been duly and validly approved by the Board of Directors of Heritage Bank, and by WHG in its capacity as sole stockholder of Heritage Bank, and subject to approval by the shareholders of WHG and receipt of the required approvals of Regulatory Authorities described in Section 4.03 hereof, constitutes the valid and binding obligations of WHG and Heritage Bank, enforceable against WHG and Heritage Bank in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and as to Heritage Bank, the conservatorship or receivership provisions of the FDIA, and subject, as to enforceability, to general principles of equity.

         (b) (A) The execution and delivery of this Agreement by WHG and Heritage Bank, (B) subject to receipt of approvals from the Regulatory Authorities referred to in Section 4.03 hereof, and WHG's and BCSB's compliance with any conditions contained therein, and subject to the receipt of the approval of WHG's stockholders, the consummation of the transactions contemplated hereby, and (C) compliance by WHG and Heritage Bank with any of the terms or provisions hereof will not: (i) conflict with or result in a breach of any provision of the articles of incorporation or bylaws of WHG or any WHG Subsidiary or the charter and bylaws of Heritage Bank; (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to WHG or any WHG Subsidiary or any of their respective properties or assets; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default), under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of WHG or Heritage Bank under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which WHG or Heritage Bank is a party, or by which they or any of their respective properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults under clause (ii) or (iii) hereof which, either individually or in the aggregate, will not have a Material Adverse Effect on WHG and the WHG Subsidiaries taken as a whole.

         Section 3.04 Consents.

         Except for the consents, waivers, approvals, filings and registrations from or with the Regulatory Authorities referred to in Section 4.03 hereof and compliance with any conditions contained therein, and the approval of this Agreement by the requisite vote of the shareholders of WHG, no consents, waivers or approvals of, or filings or registrations with, any Regulatory Authority are necessary, and, to WHG's Knowledge, no consents, waivers or approvals of, or filings or registrations with, any other third parties are necessary, in connection with (a) the execution and delivery of this Agreement by WHG and Heritage Bank, and (b) the completion by WHG and Heritage Bank of the Merger and the Bank Merger. WHG and Heritage Bank have no reason to believe that (i) any required Regulatory Approvals or other required consents or approvals will not be received, or that (ii) any public body or authority, the consent or approval of which is not required or to which a filing is not required, will object to the completion of the transactions contemplated by this Agreement.

         Section 3.05 Financial Statements.

         (a) WHG has previously made available to BCSB the WHG Regulatory Reports. The WHG Regulatory Reports have been prepared in all material respects in accordance with applicable regulatory accounting principles and practices throughout the periods covered by such statements, and fairly present in all material respects, the consolidated financial position, results of operations and changes in shareholders' equity of WHG as of and for the periods ended on the dates thereof, in accordance with applicable regulatory accounting principles applied on a consistent basis.

         (b) WHG has previously made available to BCSB the WHG Financials. The WHG Financials have been prepared in accordance with GAAP, and (including the related notes where applicable) fairly present in each case in all material respects (subject in the case of the unaudited interim statements to normal year-end adjustments), the consolidated financial position, results of operations and cash flows of WHG and the WHG Subsidiaries on a consolidated basis as of and for the respective periods ending on the dates thereof, in accordance with GAAP applied on a consistent basis during the periods involved, except as indicated in the notes thereto, or in the case of unaudited statements, as permitted by Form 10-QSB.

         (c) At the date of each balance sheet included in the WHG Financials or the WHG Regulatory Reports, WHG did not have any liabilities, obligations or loss contingencies of any nature (whether absolute, accrued, contingent or otherwise) of a type required to be reflected in such WHG Financials or WHG Regulatory Reports or in the footnotes thereto which are not fully reflected or reserved against therein or fully disclosed in a footnote thereto, except for liabilities, obligations and loss contingencies which are not material individually or in the aggregate or which are incurred in the ordinary course of business, consistent with past practice, and except for liabilities, obligations and loss contingencies which are within the subject matter of a specific representation and warranty herein and subject, in the case of any unaudited statements, to normal, recurring audit adjustments and the absence of footnotes.

         Section 3.06 Taxes.

         WHG and the WHG Subsidiaries are members of the same affiliated group within the meaning of Code Section 1504(a). WHG has duly filed all federal, state and material local tax returns required to be filed by or with respect to WHG and all WHG Subsidiaries on or prior to the Closing Date (all such amounts shown to be due have been paid) and has duly paid or made provisions for the payment of all material federal, state and local taxes which have been incurred by or are due or claimed to be due from WHG and any WHG Subsidiary by any taxing authority or pursuant to any written tax sharing agreement on or prior to the Closing Date other than taxes or other charges which (i) are not delinquent,
(ii) are being contested in good faith, or (iii) have not yet been fully determined. As of the date of this Agreement, there is no audit examination, deficiency assessment, tax investigation or refund litigation with respect to any taxes of WHG or any of its Subsidiaries, and no claim has been made by any authority in a jurisdiction where WHG or any of its Subsidiaries do not file tax returns that WHG or any such Subsidiary is subject to taxation in that jurisdiction. WHG and its Subsidiaries have not executed an extension or waiver of any statute of limitations on the assessment or collection of any material tax due that is currently in effect. WHG and each of its Subsidiaries has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party, and WHG and each of its Subsidiaries has timely complied with all applicable information reporting requirements under
Part III, Subchapter A of Chapter 61 of the IRC and similar applicable state and local information reporting requirements.

         Section 3.07 No Material Adverse Effect.

         WHG and the WHG Subsidiaries, taken as a whole, have not suffered any Material Adverse Effect since September 30, 2001, and no event has occurred or circumstance arisen since that date which, in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on WHG and the WHG Subsidiaries.

         Section 3.08 Contracts.

         (a) Except as set forth in WHG DISCLOSURE SCHEDULE 3.08(a), neither WHG nor any WHG Subsidiary is a party to or subject to: (i) any employment, consulting or severance contract or material arrangement with any past or present officer, director or employee of WHG nor any WHG Subsidiary, except for "at will" arrangements; (ii) any plan, material arrangement or contract providing for bonuses, pensions, options, deferred compensation, retirement payments, profit sharing or similar material arrangements for or with any past or present officers, directors or employees of WHG or any WHG Subsidiary; (iii) any collective bargaining agreement with any labor union relating to employees of WHG or any WHG Subsidiary; (iv) any agreement which by its terms limits the payment of dividends by Heritage Bank; (v) any instrument evidencing or related to material indebtedness for borrowed money whether directly or indirectly, by way of purchase money obligation, conditional sale, lease purchase, guaranty or otherwise, in respect of which WHG or any WHG Subsidiary is an obligor to any person, which instrument evidences or relates to indebtedness other than deposits, borrowings from the FHLB of Atlanta, repurchase agreements, bankers' acceptances, and "treasury tax and loan" accounts established in the ordinary course of business and transactions in "federal funds" or which contains financial covenants or other restrictions (other than those relating to the payment of principal and interest when due) which would be applicable on or after the Closing Date to BCSB or any BCSB Subsidiary; (vi) any agreement, written or oral, that obligates WHG or any WHG Subsidiary for the payment of more than $25,000 annually; or (vii) any contract (other than this Agreement) limiting the freedom, in any material respect, of WHG to engage in any type of banking or bank-related business which it or Heritage Bank is permitted to engage in under applicable law as of the date of this Agreement.

         (b) True and correct copies of agreements, plans, contracts, arrangements and instruments referred to in Section 3.08(a), have been provided to BCSB on or before the date hereof, are listed on WHG DISCLOSURE SCHEDULE 3.08(a) and are in full force and effect on the date hereof and neither WHG nor any WHG Subsidiary (nor, to the knowledge of Heritage Bank, any other party to any such contract, plan, arrangement or instrument) has materially breached any provision of, or is in default in any respect under any term of, any such contract, plan, arrangement or instrument. Except as set forth in the WHG DISCLOSURE SCHEDULE 3.08(b), no party to any material contract, plan, arrangement or instrument will have the right to terminate any or all of the provisions of any such contract, plan, arrangement or instrument as a result of the execution of, and the transactions contemplated by, this Agreement. Except as set forth in WHG DISCLOSURE SCHEDULE 3.08(b), none of the employees
(including officers) of WHG or any WHG Subsidiary, possess the right to terminate their employment and receive or be paid (or cause WHG or any WHG Subsidiary to accrue on their behalf) benefits solely as a result of the execution of this Agreement or the consummation of the transactions contemplated thereby. Except as set forth in WHG DISCLOSURE SCHEDULE 3.08(b), no plan, contract, employment agreement, termination agreement, or similar agreement or arrangement to which WHG or any WHG Subsidiary is a party or under which WHG or any WHG Subsidiary may be liable contains provisions which permit an employee or independent contractor to terminate it without cause and continue to accrue future benefits thereunder. Except as set forth in WHG DISCLOSURE SCHEDULE 3.08(b), no such agreement, plan, contract, or arrangement (x) provides for acceleration in the vesting of benefits or payments due thereunder upon the occurrence of a change in ownership or control of WHG or any WHG Subsidiary or upon the occurrence of a subsequent event; or (y) requires WHG or any WHG Subsidiary to provide a benefit in the form of WHG Common Stock or determined by reference to the value of WHG Common Stock. Except as set forth in WHG DISCLOSURE SCHEDULE 3.08(b) no such agreement, plan or arrangement with respect to officers or directors of WHG or Heritage Bank or to its employees, provides for benefits that may cause an "excess parachute payment" or the disallowance of a federal income tax deduction under IRC Section 280G.

         (c) Each real estate lease that may require the consent of the lessor or its agent resulting from the Merger by virtue of a prohibition or restriction relating to assignment, by operation of law or otherwise, or change in control, is listed in WHG DISCLOSURE SCHEDULE 3.08 identifying the section of the lease that contains such prohibition or restriction. Neither WHG nor any WHG Subsidiary is in default in any material respect under any material contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party, by which its assets, business, or operations may be bound or affected, or under which it or its assets, business, or operations receive benefits, and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

         Section 3.09 Ownership of Property; Insurance Coverage.

         (a) WHG and the WHG Subsidiaries have good and, as to real property, marketable title to all material assets and properties owned by WHG or any WHG Subsidiary in the conduct of their businesses, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the balance sheets contained in the WHG Regulatory Reports and in the WHG Financials or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of in the ordinary course of business, since the date of such balance sheets), subject to no material encumbrances, liens, mortgages, security interests or pledges, except (i) those items which secure liabilities for public or statutory obligations or any discount with, borrowing from or other obligations to the FHLB of Atlanta, inter-bank credit facilities, or any transaction by a WHG Subsidiary acting in a fiduciary capacity, (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith, and (iii) items permitted under Article V. WHG and the WHG Subsidiaries, as lessee, have the right under valid and subsisting leases of real and personal properties used by WHG and its Subsidiaries in the conduct of their businesses to occupy or use all such properties as presently occupied and used by each of them. Except as disclosed in WHG DISCLOSURE SCHEDULE 3.09, such existing leases and commitments to lease constitute or will constitute operating leases for both tax and financial accounting purposes and the lease expense and minimum rental commitments with respect to such leases and lease commitments are as disclosed in the Notes to the WHG Financials.

         (b) With respect to all material agreements pursuant to which WHG or any WHG Subsidiary has purchased securities subject to an agreement to resell, if any, WHG or such WHG Subsidiary, as the case may be, has a lien or security interest (which to WHG `s knowledge is a valid, perfected first lien) in the securities or other collateral securing the repurchase agreement, and the value of such collateral equals or exceeds the amount of the debt secured thereby.

         (c) WHG and each WHG Subsidiary currently maintains insurance considered by WHG to be reasonable for their respective operations, in accordance with good business practice. WHG has not received notice from any insurance carrier that (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated, or (ii) premium costs with respect to such policies of insurance will be substantially increased. There are presently no material claims pending under such policies of insurance and no notices have been given by WHG or any WHG Subsidiary under such policies. All such insurance is valid and enforceable and in full force and effect, and within the last three years WHG and each WHG Subsidiary has received each type of insurance coverage for which it has applied and during such periods has not been denied indemnification for any material claims submitted under any of its insurance policies.

         Section 3.10 Legal Proceedings.

         Except as disclosed in WHG DISCLOSURE SCHEDULE 3.10, neither WHG nor any WHG Subsidiary is a party to any, and there are no pending or, to WHG's knowledge, threatened legal, administrative, arbitration or other proceedings, claims, actions or governmental investigations or inquiries of any nature (i) against WHG or any WHG Subsidiary, (ii) to which WHG or any WHG Subsidiary's assets are or may be subject, (iii) challenging the validity or propriety of any of the transactions contemplated by or relating to this Agreement, or (iv) which could adversely affect the ability of WHG or Heritage Bank to perform under this Agreement, except for any proceedings, claims, actions, investigations or inquiries referred to in clauses
(i) or (ii) which, if adversely determined, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect on WHG and the WHG Subsidiaries, taken as a whole.

         Section 3.11 Compliance With Applicable Law.

         (a) WHG and all WHG Subsidiaries hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses under, and have complied in all material respects with, applicable laws, statutes, orders, rules or regulations of any federal, state or local governmental authority relating to them, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of their respective businesses.

         (b) Except as disclosed in WHG DISCLOSURE SCHEDULE 3.11, neither WHG nor any WHG Subsidiary has received any notification or communication from any Regulatory Authority (i) asserting that WHG or any WHG Subsidiary is not in material compliance with any of the statutes, regulations or ordinances which such Regulatory Authority enforces; (ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to WHG or any WHG Subsidiary; (iii) requiring or threatening to require WHG or any WHG Subsidiary, or indicating that WHG or any WHG Subsidiary may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement with any federal or state governmental agency or authority which is charged with the supervision or regulation of banks or engages in the insurance of bank deposits restricting or limiting, or purporting to restrict or limit, in any material respect the operations of WHG or any WHG Subsidiary, including without limitation any restriction on the payment of dividends; or
(iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any manner the operations of WHG or any WHG Subsidiary, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Neither WHG nor any WHG Subsidiary has consented to or entered into any currently effective Regulatory Agreement, except as set forth in WHG DISCLOSURE SCHEDULE 3.11.

         Section 3.12 ERISA/Employee Compensation.

         (a) WHG DISCLOSURE SCHEDULE 3.12 includes a descriptive list of all existing bonus, incentive, deferred compensation, pension, retirement, profit-sharing, thrift, savings, phantom stock, severance, welfare and fringe benefit plans, employment, severance and change in control agreements and all other benefit practices, policies and arrangements maintained by WHG or any WHG Subsidiary in which any employee or former employee, consultant or former consultant or director or former director of WHG or any WHG Subsidiary participates or to which any such employee, consultant or director is a party or is otherwise entitled to receive benefits (the "Compensation and Benefit Plans"). A true and correct copy of each Compensation and Benefit Plan has previously been delivered to Baltimore County Bank and is attached to WHG DISCLOSURE SCHEDULE 3.12(a). Neither WHG nor any of its Subsidiaries has any commitment to create any additional Compensation and Benefit Plan or to modify, change or renew any existing Compensation and Benefit Plan.

         (b) Each Compensation and Benefit Plan has been operated and administered in all material respects in accordance with its terms and with applicable law, including, but not limited to, ERISA, the Code, the Age Discrimination in Employment Act, and any regulations or rules promulgated thereunder, and all material filings, disclosures and notices required by ERISA, the Code, the Age Discrimination in Employment Act and any other applicable law have been timely made. Each Compensation and Benefit Plan which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA (a "Pension Plan") and which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS, and WHG is not aware of any circumstances which are reasonably likely to result in revocation of any such favorable determination letter. There is no material pending or, to the best knowledge of WHG and Heritage Bank, threatened action, suit or claim relating to any of the Compensation and Benefit Plans (other than routine claims for benefits). Neither WHG nor any WHG Subsidiary has engaged in a transaction, or omitted to take any action, with respect to any Compensation and Benefit Plan that would reasonably be expected to subject WHG or any WHG Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502 of ERISA, assuming for purposes of Section 4975 of the Code that the taxable period of any such transaction expired as of the date hereof and subsequently expires as of the day next preceding the Merger Effective Date.

         (c) No liability under Title IV of ERISA has been incurred by WHG or any WHG Subsidiary with respect to any Compensation and Benefit Plan which is subject to Title IV of ERISA, or with respect to any "single-employer plan" (as defined in Section 4001(a) of ERISA) ("WHG Pension Plan") currently or formerly maintained by WHG, a WHG Subsidiary or any entity which is considered one employer with WHG under Section 4001(b)(1) of ERISA or Section 414 of the IRC (an "ERISA Affiliate") since the effective date of ERISA that has not been satisfied in full, and, to their knowledge, no condition exists that presents a material risk to WHG or any ERISA Affiliate of incurring a liability under such Title. No WHG or WHG Subsidiary had an "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, as of the last day of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each WHG Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such WHG Pension Plan as of the end of the most recent plan year with respect to the WHG Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such WHG Pension Plan as of the date hereof; except as disclosed at Disclosure Schedule 3.12, there is not currently pending with the PBGC any filing with respect to any reportable event under Section 4043 of ERISA nor has any reportable event occurred as to which a filing is required and has not been made (other than as might be required with respect to this Agreement and the transactions contemplated thereby). Neither WHG or a WHG Subsidiary nor any ERISA Affiliate has contributed to any "multiemployer plan," as defined in Section 3(37) of ERISA, on or after September 26, 1980. Except as set forth in WHG's Disclosure
Schedule 3.12, neither WHG, a WHG Subsidiary, nor any ERISA Affiliate, nor any Compensation and Benefit Plan, including any WHG Pension Plan, nor any trust created thereunder, nor any trustee or administrator thereof has engaged in a transaction in connection with which WHG, a WHG Subsidiary, an ERISA Affiliate, or any Compensation and Benefit Plan, including any WHG Pension Plan or any such trust or any trustee or administrator thereof, could reasonably be expected to be subject to either a civil liability or penalty pursuant to Section 409, 502(i) or 502(l) of ERISA or a tax imposed pursuant to Chapter 43 of the IRC.

          (d) All material contributions required to be made under the terms of any Compensation and Benefit Plan or ERISA Affiliate Plan or any employee benefit arrangements to which WHG or any WHG Subsidiary is a party or a sponsor have been timely made, and all anticipated contributions and funding obligations are accrued monthly on WHG's consolidated financial statements. WHG and its Subsidiaries have expensed and accrued as a liability the present value of future benefits under each applicable Compensation and Benefit Plan for financial reporting purposes as required by GAAP. Neither any Pension Plan nor any ERISA Affiliate Plan has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA. None of WHG, any of its Subsidiaries or any ERISA Affiliate (x) has provided, or would reasonably be expected to be required to provide, security to any Pension Plan or to any ERISA Affiliate Plan pursuant to Section 401(a)(29) of the Code, or (y) has taken any action, or omitted to take any action, that has resulted, or would reasonably be expected to result, in the imposition of a Lien under
Section 412(n) of the Code or pursuant to ERISA.

         (e) Except as set forth in WHG DISCLOSURE SCHEDULE 3.12(e), neither WHG nor any WHG Subsidiary has any obligations to provide retiree health, life insurance, disability insurance, or other retiree death benefits under any Compensation and Benefit Plan, other than benefits mandated by Section 4980B of the Code. There has been no communication to employees by WHG or any WHG Subsidiary that would reasonably be expected to promise or guarantee such employees retiree health, life insurance, disability insurance, or other retiree death benefits.

         (f) WHG and its Subsidiaries do not maintain any Compensation and Benefit Plans covering foreign employees.

         (g) With respect to each Compensation and Benefit Plan, if applicable, Heritage Bank has provided or made available to Baltimore County Bank copies of the: (A) trust instruments and insurance contracts; (B) two most recent Forms 5500 filed with the IRS; (C) most recent actuarial report and financial statement; (D) the most recent summary plan description; (E) most recent determination letter issued by the IRS; (F) any Form 5310 or Form 5330 filed with the IRS; and (G) most recent participant benefits statements.

         (h) Except as set forth in WHG DISCLOSURE SCHEDULE 3.12(h), the consummation of the Merger will not, directly or indirectly (including, without limitation, as a result of any termination of employment or service at any time prior to or following the Merger Effective Date) (A) entitle any employee, consultant or director to any payment or benefit (including severance pay, change in control benefit, or similar compensation) or any increase in compensation, (B) result in the vesting or acceleration of any benefits under any Compensation and Benefit Plan or (C) result in any material increase in benefits payable under any Compensation and Benefit Plan.

         (i)      WHG   DISCLOSURE   SCHEDULE  3.12(i)  sets  forth  all  salary
adjustments, employee and officer promotions, and changes to any Compensation and Benefit Plan since September 30, 2001.

         Section 3.13  Brokers, Finders and Financial Advisors.

         Except for WHG's engagement of FinPro, Inc. in connection with transactions contemplated by this Agreement, a copy of which engagement agreement is attached to WHG DISCLOSURE SCHEDULE 3.13, neither WHG nor any WHG Subsidiary, nor any of their respective officers, directors, employees or agents, has employed any broker, finder or financial advisor in connection with the transactions contemplated by this Agreement, or incurred any liability or commitment for any fees or commissions to any such person in connection with the transactions contemplated by this Agreement, which has not been reflected in the WHG Financials.

         Section 3.14 Environmental Matters.

         (a) With respect to WHG and each of the WHG Subsidiaries, and except as set forth in WHG DISCLOSURE SCHEDULE 3.14:

                  (i) To its knowledge, each of WHG and its Subsidiaries are, and have been, in substantial compliance with, and are not liable under, any Environmental Laws;

                  (ii) There is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or, to WHG's knowledge, threatened, before any court, governmental agency or board or other forum against it or any of the WHG Subsidiaries or any Participation Facility (x) for alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release into the environment of any Hazardous Material, whether or not occurring at or on a site owned, leased or operated by it or any of the WHG Subsidiaries or any Participation Facility;

                  (iii) There is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or, to WHG's knowledge threatened, before any court, governmental agency or board or other forum relating to or against any Loan Property (or Heritage Bank in respect of such Loan Property) (x) relating to alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release into the environment of any Hazardous Material, whether or not occurring at or on a site owned, leased or operated by a Loan Property;

                  (iv) To WHG's knowledge, the properties currently owned or operated by WHG or any of the WHG Subsidiaries (including, without limitation, soil, groundwater or surface water on, under or adjacent to the properties, and buildings thereon) are not contaminated with and do not otherwise contain any Hazardous Material other than as permitted under applicable Environmental Law;

                  (v) Neither WHG nor any of the WHG Subsidiaries has received any notice, demand letter, executive or administrative order, directive or request for information from any federal, state, local or foreign governmental entity or any third party indicating that it may be in violation of, or liable under, any Environmental Law;

                  (vi) To WHG's knowledge, there are no underground storage tanks on, in or under any properties owned or operated by WHG or any of the WHG Subsidiaries, and no underground storage tanks have been closed or removed from any properties owned or operated by WHG or any of the WHG Subsidiaries or any Participation Facility; and

                  (vii) To WHG's knowledge, during the period of (s) WHG's or any of the WHG Subsidiaries' ownership or operation of any of their respective current properties or (t) WHG's or any of the WHG Subsidiaries' participation in the management of any Participation Facility, there has been no contamination by or release of Hazardous Materials in, on, under or affecting such properties. To WHG's knowledge, prior to the period of (x) WHG's or any of the WHG
Subsidiaries' ownership or operation of any of their respective current properties or (y) WHG's or any of the WHG Subsidiaries' participation in the management of any Participation Facility, there was no contamination by or release of Hazardous Material in, on, under or affecting such properties.

                  (viii) WHG  has  not  conducted   any   environmental  studies
during the past ten years with respect to any properties owned or leased by it or any of its Subsidiaries.

         (b) "Loan Property" means any property in which the applicable party (or a Subsidiary of it) holds a security interest, and, where required by the context, includes the owner or operator of such property, but only with respect to such property. "Participation Facility" means any facility in which the applicable party (or a Subsidiary of it) participates in the management (including all property held as trustee or in any other fiduciary capacity) and, where required by the context, includes the owner or operator of such property, but only with respect to such property.

         Section 3.15 Loan Portfolio.

         (a) The allowance for possible losses reflected in WHG's statement of condition at September 30, 2001 was, and the allowance for possible losses shown on the balance sheets in WHG's Regulatory Reports for periods ending after September 30, 2001 will be, adequate, as of the dates thereof, under GAAP.

         (b) WHG DISCLOSURE SCHEDULE 3.15 sets forth a listing, as of January 31, 2002, by account, of: (A) all loans (including loan participations) of Heritage Bank or any of the Heritage Bank Subsidiaries that have been accelerated during the past twelve months; (B) all loan commitments or lines of credit of Heritage Bank or any of the Heritage Bank Subsidiaries which have been terminated by Heritage Bank or any of the Heritage Bank Subsidiaries during the past twelve months by reason of a default or adverse developments in the condition of the borrower or other events or circumstances affecting the credit of the borrower; (C) all loans, lines of credit and loan commitments as to which Heritage Bank or any of the Heritage Bank Subsidiaries has given written notice of its intent to terminate during the past twelve months; (D) with respect to all commercial loans (including commercial real estate loans), all notification letters and other written communications from Heritage Bank or any of the Heritage Bank Subsidiaries to any of their respective borrowers, customers or other parties during the past twelve months wherein Heritage Bank or any of the Heritage Bank Subsidiaries has requested or demanded that actions be taken to correct existing defaults or facts or circumstances which may become defaults; (E) each borrower, customer or other party which has notified Heritage Bank or any of the Heritage Bank Subsidiaries during the past twelve months of, or has asserted against Heritage Bank or any of the Heritage Bank Subsidiaries, in each case in writing, any "lender liability" or similar claim, and, to the knowledge of Heritage Bank, each borrower, customer or other party which has given Heritage Bank or any of the Heritage Bank Subsidiaries any oral notification of, or orally asserted to or against Heritage Bank or any of the Heritage Bank Subsidiaries, any such claim;
(F) all loans, (1) that are contractually past due 90 days or more in the payment of principal and/or interest, (2) that are on non-accrual status, (3) that as of the date of this Agreement are classified as "Other Loans Specially Mentioned", "Special Mention", "Substandard", "Doubtful", "Loss", "Classified", "Criticized", "Watch list" or words of similar import, together with the principal amount of and accrued and unpaid interest on each such Loan and the identity of the obligor thereunder, (4) where the interest rate terms have been reduced and/or the maturity dates have been extended subsequent to the agreement under which the loan was originally created due to concerns regarding the borrower's ability to pay in accordance with such initial terms, or (5) where a specific reserve allocation exists in connection therewith, and (G) all assets classified by WHG or any WHG Subsidiary as real estate acquired through foreclosure or in lieu of foreclosure, including in-substance foreclosures, and all other assets currently held that were acquired through foreclosure or in lieu of foreclosure.

          (c) All loans receivable (including discounts) and accrued interest entered on the books of Heritage Bank arose out of bona fide arm's-length transactions, were made for good and valuable consideration in the ordinary course of Heritage Bank's or the appropriate Subsidiary's respective business, and the notes or other evidences of indebtedness with respect to such loans (including discounts) are true and genuine and are what they purport to be. To the knowledge of Heritage Bank, the loans, discounts and the accrued interest reflected on the books of Heritage Bank and the Heritage Bank Subsidiaries are subject to no defenses, set-offs or counterclaims (including, without limitation, those afforded by usury or truth-in-lending laws), except as may be provided by bankruptcy, insolvency or similar laws affecting creditors' rights generally or by general principles of equity. All such loans are owned by Heritage Bank or the appropriate Subsidiary free and clear of any Liens.

         (d) The notes and other evidences of indebtedness evidencing the loans described in clause (c) above, and all pledges, mortgages, deeds of trust and other collateral documents or security instruments relating thereto are, in all material respects, valid, true and genuine, and what they purport to be.

         Section 3.16 Information to be Supplied.

         The information to be provided by WHG for inclusion in the Proxy Statement will not, at the time the Proxy Statement is mailed to WHG shareholders, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by WHG and Heritage Bank for inclusion in the Applications will, at the time such documents are filed with any Regulatory Authority, be accurate in all material aspects.


         Section 3.17 Related Party Transactions.

         Except as disclosed in WHG DISCLOSURE SCHEDULE 3.17, neither WHG nor any WHG Subsidiary is a party to any transaction (including any loan or other credit accommodation) with any Affiliate of WHG. Except as disclosed in WHG DISCLOSURE SCHEDULE 3.17, all such transactions (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features. Except as set forth on WHG DISCLOSURE SCHEDULE 3.17, no loan or credit accommodation to any Affiliate of WHG or any WHG Subsidiary is presently in default or, during the three year period prior to the date of this Agreement, has been in default or has been restructured, modified or extended. Neither WHG nor any WHG Subsidiary has been notified that principal and interest with respect to any such loan or other credit accommodation will not be paid when due or that the loan grade classification accorded such loan or credit accommodation by Heritage Bank or WHG is inappropriate.

         Section 3.18 Schedule of Termination Benefits.

         WHG DISCLOSURE SCHEDULE 3.18 includes a schedule of all termination benefits and related payments that would be payable to the individuals identified thereon, under any and all employment agreements, special termination agreements, supplemental executive retirement plans, deferred bonus plans, deferred compensation plans, salary continuation plans, or any compensation arrangement, or other pension benefit or welfare benefit plan maintained by WHG or any WHG Subsidiary for the benefit of officers or directors of WHG or any WHG Subsidiary (the "Benefits Schedule"), assuming their employment or service is terminated as of March 31, 2002 and the Closing Date occurs as of such date. No other individuals are entitled to benefits under any such plans.

         Section 3.19 Deposits.

         None of the deposits of Heritage Bank is a "brokered" deposit as defined in 12 U.S. Code Section 1831f(g).

         Section 3.20.  Business Combination.

         The Board of Directors of WHG have taken, or will take, the necessary action by board resolution and otherwise to exempt BCSB and Baltimore County Bank from the definition of "Interested Stockholder" and to exempt the Merger under Article XIV of the WHG Articles of Incorporation, to the extent applicable.

         Section 3.21 Fairness Opinion.

         WHG has received an opinion from FinPro, Inc. to the effect that, subject to the terms, conditions and qualifications set forth therein, as of the date thereof, the Merger Consideration to be received by the stockholders of WHG pursuant to this Agreement is fair to such stockholders from a financial point of view. Such opinion has not been amended or rescinded as of the date of this Agreement.

         Section 3.22 Risk Management Instruments.

         All material interest rate swaps, caps, floors, option agreements, futures and forward contracts and other similar risk management arrangements, whether entered into for Heritage Bank's own account, or for the account of one or more of its Subsidiaries or their customers (all of which are set forth in WHG DISCLOSURE SCHEDULE 3.22), were entered into in accordance with prudent business practices and in all material respects in compliance with all applicable laws, rules, regulations and regulatory policies and with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of WHG or one of its Subsidiaries, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles), and is in full force and effect. Neither WHG nor any of its Subsidiaries, nor to the Knowledge of WHG any other party thereto, is in breach of any of its obligations under any such agreement or arrangement in any material respect.


                                   ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES OF
                          BALTIMORE COUNTY SAVINGS BANK
                                AND BCSB BANKCORP

         Baltimore County Bank and BCSB each represents and warrants to Heritage Bank and WHG that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV), except as set forth in the Baltimore County Bank Disclosure Schedules delivered to WHG and Heritage Bank prior to the date hereof. Baltimore County Bank has made a good faith effort to ensure that the disclosure on each schedule of the Baltimore County Bank Disclosure Schedules corresponds to the section reference herein. However, for purposes of the Baltimore County Bank Disclosure Schedules, any item disclosed on any schedule therein is deemed to be fully disclosed with respect to all schedules under which such item may be relevant.

         Section 4.01 Organization.

         (a) BCSB is a corporation duly organized and validly existing under the laws of the United States, and is duly registered as a savings and loan holding company under the HOLA. BCSB has full corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Baltimore County Bank.

         (b) Baltimore County Bank is a stock savings association duly organized and validly existing under the laws of the United States. The deposits of Baltimore County Bank are insured by the FDIC through the SAIF to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due by Baltimore County Bank. Each other BCSB Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization.

         (c) Baltimore County Bank is a member in good standing of the FHLB of Atlanta and owns the requisite amount of stock therein.

         (d) Prior to the date of this Agreement, Baltimore County Bank has delivered to Heritage Bank true and correct copies of the charter and bylaws of Baltimore County Bank and BCSB.

         Section 4.02 Authority; No Violation.

         (a) BCSB and Baltimore County Bank have full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by BCSB and Baltimore County Bank and the completion by BCSB and Baltimore County Bank of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of BCSB and Baltimore County Bank and, no other corporate proceedings on the part of BCSB or Baltimore County Bank other than the incorporation of Interim are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by BCSB and Baltimore County Bank and, subject to receipt of the required approvals of Regulatory Authorities described in Section 4.03 hereof, constitutes the valid and binding obligation of BCSB and Baltimore County Bank enforceable against BCSB and Baltimore County Bank in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally.

         (b) (A) The execution and delivery of this Agreement by BCSB and Baltimore County Bank, (B) subject to receipt of approvals from the Regulatory Authorities referred to in Section 4.03 hereof and WHG and Heritage Bank's compliance with any conditions contained therein, the consummation of the transactions contemplated hereby, and (C) compliance by BCSB and Baltimore County Bank with any of the terms or provisions hereof will not (i) conflict with or result in a breach of any provision of the charter or bylaws of BCSB, Baltimore County Bank or any BCSB Subsidiary; (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to BCSB, Baltimore County Bank or any BCSB Subsidiary or any of their respective properties or assets; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default), under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of BCSB or Baltimore County Bank under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which BCSB or Baltimore County Bank is a party, or by which they or any of their respective properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults under clause (ii) or (iii) hereof which, either individually or in the aggregate, will not have a Material Adverse Effect on Baltimore County Bank or BCSB.

         Section 4.03 Consents.

         Except for consents, approvals, filings and registrations from or with the OTS and compliance with any conditions contained therein, and the approval of this Agreement by the shareholders of WHG, the filing of a such certificates and other documents with the OTS as necessary, no consents or approvals of, or filings or registrations with, any public body or authority are necessary, and no consents or approvals of any third parties are necessary, or will be, in connection with (a) the execution and delivery of this Agreement by BCSB and Baltimore County Bank, and (b) the completion by BCSB and Baltimore County Bank of the transactions contemplated hereby. BCSB has no reason to believe that (i) any required consents or approvals will not be received or will be received with conditions, limitations or restrictions unacceptable to it or which would adversely impact BCSB's ability to complete the transactions contemplated by this Agreement or that (ii) any public body or authority, the consent or approval of which is not required or any filing with which is not required, will object to the completion of the transactions contemplated by this Agreement.

         Section 4.04 Compliance With Applicable Law.

         (a) Baltimore County Bank, BCSB and each BCSB Subsidiary hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their businesses under, and have complied in all material respects with, applicable laws, statutes, orders, rules or regulations of any federal, state or local governmental authority relating to them, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of their businesses nor otherwise have a Material Adverse Effect on BCSB and its Subsidiaries taken as a whole.

         (b)      Except  as set  forth  in  Baltimore  County  Bank  Disclosure
SCHEDULE 4.04(b), neither BCSB nor Baltimore County Bank has received any notification or communication from any Regulatory Authority (i) asserting that BCSB or any Baltimore County Bank is not in compliance with any of the statutes, regulations or ordinances which such Regulatory Authority enforces; (ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to BCSB or Baltimore County Bank; (iii) requiring or threatening to require BCSB or any BCSB Subsidiary, or indicating that BCSB or Baltimore County Bank may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement restricting or limiting, or purporting to restrict or limit, in any manner the operations of BCSB or Baltimore County Bank, including without limitation any restriction on the payment of dividends; or (iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any manner the operations of BCSB or Baltimore County Bank, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Neither BCSB nor Baltimore

County Bank is a party to, nor has consented to any Regulatory Agreement. The most recent regulatory rating given to Baltimore County Bank as to compliance with the CRA is satisfactory or better.

         Section 4.05 Information to be Supplied.

         The information to be supplied by BCSB and Baltimore County Bank for inclusion in the Proxy Statement will not, at the time the Proxy Statement is mailed to WHG shareholders, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by BCSB and Baltimore County Bank for inclusion in the Applications will, at the time such documents are filed with any Regulatory Authority, be accurate in all material aspects.

         Section 4.06 Financing.

         As of the date hereof Baltimore County Bank has, and at the Merger Effective Date, Baltimore County Bank will have, funds that are sufficient, under all applicable legal and regulatory standards, and available to meet its obligations under this Agreement and to consummate in a timely manner the transactions contemplated hereby and thereby. Neither BCSB nor Baltimore County Bank shall enter into any plan of reorganization or plan of merger with any party to form a new parent corporation of either entity without such party assuming all obligations of BCSB and Baltimore County Bank under this Agreement.

         Section 4.07      BCSB Financials.

         BCSB has made available to WHG the BCSB Financials. The BCSB Financials have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered by such statements, and (including the related notes where applicable) fairly present the consolidated financial position, results of operations and cash flows of BCSB and the BCSB Subsidiaries as of and for the respective periods ending on the dates thereof, except as indicated in the notes thereto.

         Section 4.08      Litigation.

         As of the date of execution of this Agreement, neither BCSB, nor any BCSB Subsidiary, is a party to any, and there are no pending or, to BCSB's Knowledge, threatened legal, administrative, arbitration or other proceedings, claims (whether asserted or unasserted), actions or governmental investigations or inquiries of any nature challenging the validity or propriety of any of the transactions contemplated by this Agreement, or which could adversely affect the ability of BCSB to perform under this Agreement.

                                    ARTICLE V
                            COVENANTS OF THE PARTIES

         Section 5.01 Conduct of Heritage Bank's Business.

         (a) From the date of this Agreement to the Closing Date, WHG and each WHG Subsidiary will conduct their business and engage in transactions, including extensions of credit, only in the ordinary course and consistent with past practice and policies, except as otherwise required or contemplated by this Agreement or with the written consent of Baltimore County Bank (which consent will not be unreasonably withheld or delayed), WHG and each of the Heritage Bank Subsidiaries will use its reasonable good faith efforts, to (i) preserve their business organizations intact, (ii) maintain good relationships with employees, and (iii) preserve for themselves the good will of their customers and others with whom business relationships exist. From the date hereof to the Closing Date, except as otherwise consented to or approved by BCSB in writing (which approval will not be unreasonably withheld or delayed) or as contemplated or required by this Agreement, WHG and Heritage Bank will not, and WHG will not permit any WHG Subsidiary to:

                  (i) amend or change any provision of its articles of incorporation, charter, or bylaws;

                  (ii) except as required by the WHG Stock Option Plans and MSBP, and as may be required by legally binding commitments existing on the date hereof as set forth in WHG Disclosure Schedule 5.01(a)(ii), change the number of authorized or issued shares of its capital stock or issue or grant any right or agreement of any character relating to its authorized or issued capital stock or any securities convertible into shares of such stock, or split, combine or reclassify any shares of capital stock, or declare, set aside or pay any dividend or other distribution in respect of capital stock, other than the quarterly cash dividend of $0.09 per share payable by WHG, with payment and record dates consistent with past practice. In addition, if the Closing Date is more than forty-five (45) days after the next preceding WHG dividend payment date, WHG may declare and pay a final cash dividend at the quarterly rate of $0.09 per share, with the exact amount per share to be an amount that is pro rated through the payment date from the preceding payment date;

                  (iii) except as set forth in WHG DISCLOSURE SCHEDULE 5.11, grant or agree to pay any bonus, severance or termination to, or enter into or amend any employment agreement, severance agreement, supplemental executive agreement, or similar agreement or arrangement with any of its directors, officers or employees, or increase in any manner the compensation or fringe benefits of any employee, officer or director, except for normal increases in the ordinary course of business consistent with past practice, and except as may be required pursuant to legally binding commitments existing on the date hereof and set forth on WHG DISCLOSURE SCHEDULES 3.08 and 3.12;

                  (iv) enter into or, except as may be required by law, modify any pension, retirement, stock option, stock purchase, stock appreciation right, stock grant, savings, profit sharing, deferred compensation, supplemental retirement, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or employees; or make any contributions to any defined contribution or defined benefit plan not in the ordinary course of business consistent with past practice; or materially amend any Compensation and Benefit Plan except to the extent such modifications or amendments do not result in an increase in cost;

                  (v) merge or consolidate WHG or any WHG Subsidiary with any other corporation; sell or lease all or any substantial portion of the assets or business of WHG or any WHG Subsidiary; make any acquisition of all or any substantial portion of the business or assets of any other person, firm, association, corporation or business organization other than in connection with foreclosures, settlements in lieu of foreclosure, troubled loan or debt restructuring, or the collection of any loan or credit arrangement between WHG, or any WHG Subsidiary, and any other person; enter into a purchase and assumption transaction with respect to deposits and liabilities; permit the revocation or surrender by any WHG Subsidiary of its certificate of authority to maintain, or file an application for the relocation of, any existing branch office, or file an application for a certificate of authority to establish a new branch office;

                  (vi) sell or otherwise dispose of the capital stock of WHG or any WHG Subsidiary or sell or otherwise dispose of any asset of WHG or of any WHG Subsidiary other than in the ordinary course of business consistent with past practice; subject any asset of WHG or of any WHG Subsidiary to a lien, pledge, security interest or other encumbrance (other than in connection with deposits, repurchase agreements, bankers acceptances, "treasury tax and loan" accounts established in the ordinary course of business and transactions in "federal funds" and the satisfaction of legal requirements in the exercise of trust powers) other than in the ordinary course of business consistent with past practice; incur any indebtedness for borrowed money (or guarantee any indebtedness for borrowed money), except in the ordinary course of business consistent with past practice;

                  (vii) take any action which would result in any of the representations and warranties of WHG or Heritage Bank set forth in this Agreement becoming untrue as of any date after the date hereof or in any of the conditions set forth in Article VI hereof not being satisfied, except in each case as may be required by applicable law;

                  (viii) change any method, practice or principle of accounting, except as may be required from time to time by GAAP (without regard to any optional early adoption date) or any Regulatory Authority responsible for regulating WHG or Heritage Bank;

                  (ix) waive, release, grant or transfer any material rights of value or modify or change in any material respect any existing material agreement or indebtedness to which WHG or any WHG Subsidiary is a party, other than in the ordinary course of business, consistent with past practice;

                  (x) purchase any security for its investment portfolio not rated "A" or higher by either Standard & Poor's Corporation or Moody's Investor Services, Inc. or otherwise alter, in any material respect, the mix, maturity, credit or interest rate risk profile of its portfolio of investment securities or its portfolio of mortgage-backed securities;

                  (xi) purchase any security with a remaining term to maturity greater than three years;

                  (xii) make any new loan or other credit facility commitment (including without limitation, lines of credit and letters of credit) to any borrower or group of affiliated borrowers in excess of $400,000 in the aggregate, or increase, compromise, extend, renew or modify any existing loan or commitment outstanding in excess of $500,000, except for any commitment disclosed on the WHG DISCLOSURE SCHEDULE 5.01(a)(xi);

                  (xiii) except as set forth on the WHG DISCLOSURE SCHEDULE 5.01(a)(xii), enter into, renew, extend or modify any other transaction with any Affiliate;

                  (xiv) enter into any futures contract, option, interest rate caps, interest rate floors, interest rate exchange agreement or other agreement or take any other action for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

                  (xv) except for the execution of this Agreement and the documents related to this Agreement take any action that would give rise to a right of payment to any individual under any employment agreement, or take any action that would give rise to a right of payment to any individual under any Compensation and Benefit Plan;

                  (xvi) make any change in policies with regard to the extension of credit, the establishment of reserves with respect to the possible loss thereon or the charge off of losses incurred thereon, investment, asset/liability management or other material banking policies in any material respect except as may be required by changes in applicable law or regulations or in GAAP and except as may be necessitated in the reasonable opinion of WHG or Heritage Bank due to changes in interest rates, and in accordance with safe and sound banking practices;

                  (xvii) except as set forth in WHG DISCLOSURE SCHEDULE 5.01(xix), make any capital expenditures in excess of $25,000 individually or $50,000 in the aggregate, other than pursuant to binding commitments existing on the date hereof and other than expenditures necessary to maintain existing assets in good repair;

                  (xviii) purchase or otherwise acquire, or sell or otherwise dispose of, any assets or incur any liabilities other than in the ordinary course of business consistent with past practices and policies;

                  (xix) undertake or enter into any lease, contract or other commitment for its account, other than in the normal course of providing credit to customers as part of its banking business, involving a payment by WHG or any WHG Subsidiary of more than $25,000 annually, or containing a material financial commitment and extending beyond 12 months from the date hereof;

                  (xx) sell any REO or loan, or capitalize any further expenses relating to REO; or

                  (xxi)    agree to do any of the foregoing.

         Section 5.02 Access; Confidentiality

         (a) Heritage Bank shall permit Baltimore County Bank and its representatives reasonable access to its properties during normal business hours, and shall disclose and make available to them all books, papers and records relating to the assets, properties, operations, obligations and liabilities of Heritage Bank, including, but not limited to, all books of account (including the general ledger), tax records, minute books of meetings of boards of directors (and any committees thereof)(other than minutes of any confidential discussion of this Agreement and the transactions contemplated hereby), and stockholders, organizational documents, bylaws, material contracts and agreements, filings with any Regulatory Authority, accountants' work papers, litigation files, except as necessary to preserve any attorney/client privilege, plans affecting employees, and any other business activities or prospects in which BCSB may have a reasonable interest. Heritage Bank shall make its officers, employees and agents and authorized representatives (including counsel and independent public accountants) available to confer with Baltimore County Bank and its representatives. WHG and Heritage Bank shall each permit a representative of Baltimore County Bank to attend any meeting of its Board of Directors or the Executive Committees thereof (provided that neither WHG nor Heritage Bank shall be required to permit the Baltimore County Bank representative to remain present during any confidential discussion of the Agreement and the transactions contemplated thereby). The parties will hold all such information delivered in confidence to the extent required by, and in accordance with, the provisions of the confidentiality agreement, dated January 7, 2002, between FinPro, Inc., on behalf of Heritage Bank, and BCSB (the "Confidentiality Agreement"). Heritage Bank shall permit Baltimore County Bank, at Baltimore County Bank's sole expense, to cause a "phase I environmental audit" and a "phase II environmental audit" to be performed at any physical location owned or occupied by Heritage Bank, provided that any phase I environmental audit is contracted for within thirty days of the date of this Agreement and commenced as soon as practicable thereafter.

         (b) BCSB agrees to conduct such investigations and discussions hereunder in a manner so as not to interfere unreasonably with normal operations and customer and employee relationships of the other party.

         (c) In addition to the access permitted by subparagraph (a) above, from the date of this Agreement through the Closing Date, Heritage Bank and each WHG Subsidiary shall permit employees of Baltimore County Bank reasonable access to information relating to problem loans, loan restructurings and loan work-outs of Heritage Bank.

         (d) If the transactions contemplated by this Agreement shall not be consummated, Heritage Bank and Baltimore County Bank will each destroy or return all documents and records obtained from the other party or its representatives during the course of its investigation and will cause all information with respect to the other party obtained pursuant to this Agreement or preliminarily thereto to be kept confidential, except to the extent such information becomes public through no fault of the party to whom the information was provided or any of its representatives or agents and except to the extent disclosure of any such information is legally required. Heritage Bank and Baltimore County Bank shall each give prompt written notice to the other party of any contemplated disclosure where such disclosure is so legally required.

         Section 5.03 Regulatory Matters and Consents.

         (a) Except for the WHG Proxy Statement, BCSB and Baltimore County Bank will prepare all Applications and make all filings for, and use their best efforts to obtain as promptly as practicable after the date hereof, all necessary permits, consents, approvals, waivers and authorizations of all Regulatory Authorities necessary or advisable to consummate the transactions contemplated by this Agreement.

         (b) Heritage Bank will furnish Baltimore County Bank with all information concerning Heritage Bank and the Heritage Bank Subsidiaries as may be necessary or advisable in connection with any Application or filing made by or on behalf of Baltimore County Bank or BCSB to any Regulatory Authority in connection with the transactions contemplated by this Agreement.

         (c) Baltimore County Bank, BCSB and WHG, and Heritage Bank will promptly furnish each other with copies of all material written communications to, or received by them from any Regulatory Authority in respect of the transactions contemplated hereby, except information that is filed by either party, which is designated, as confidential.

         (d) The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Regulatory Authorities. Baltimore County Bank and BCSB will furnish WHG and Heritage Bank with (i) copies of all Applications prior to filing with any Regulatory Authority and provide Heritage Bank a reasonable opportunity to provide changes to such Applications and (ii) copies of all Applications filed.

         (e) Heritage Bank, WHG, Baltimore County Bank and BCSB will cooperate with each other in the foregoing matters and will furnish the responsible party with all information concerning it and its Subsidiaries as may be necessary or advisable in connection with any Application or filing (including the Proxy Statement) made by or on behalf of Baltimore County Bank, BCSB, WHG or Heritage Bank to any Regulatory Authority in connection with the transactions contemplated by this Agreement, and such information will be accurate and complete in all material respects. In connection therewith, each party will provide certificates and other documents reasonably requested by the other.

         Section 5.04 Taking of Necessary Action.

         (a) Baltimore County Bank, BCSB, WHG and Heritage Bank shall each use its best efforts in good faith, and each of them shall cause its Subsidiaries to use their best efforts in good faith, to (i) furnish such information as may be required in connection with the preparation of the documents referred to in Section 5.03 of this Agreement, and (ii) take or cause to be taken all action necessary or desirable on its part using its best efforts so as to permit completion of the Merger and the transactions contemplated by this Agreement, including, without limitation, (A) obtaining the consent or approval of each individual, partnership, corporation, association or other business or professional entity whose consent or approval is required or desirable for consummation of the transactions contemplated hereby (including assignment of leases without any change in terms), provided that neither WHG nor any WHG Subsidiary shall agree to make any payments or modifications to agreements in connection therewith without the prior written consent of Baltimore County Bank, and (B) requesting the delivery of appropriate opinions, consents and letters from its counsel and independent auditors. No party hereto shall take, or cause, or to the best of its ability permit to be taken, any action that would substantially impair the prospects of completing the Merger pursuant to this Agreement, except for the exercise of its rights under this Agreement.

         (b) WHG shall prepare, subject to the review, and consent of BCSB with respect to matters relating to Baltimore County Bank and BCSB, a Proxy Statement to be mailed to the shareholders of WHG in connection with the meetings of its shareholders and transactions contemplated hereby, which Proxy statement shall conform to all applicable legal requirements. The parties shall cooperate with each other with respect to the preparation of the Proxy Statement. WHG shall, as promptly as practicable following the preparation thereof, file the Proxy Statement with the SEC, and WHG shall use all reasonable efforts to have the Proxy Statement mailed to stockholders as promptly as practicable after such filing. WHG will promptly advise BCSB of the time when the Proxy Statement has been filed and mailed, or of any comments from the SEC or any request by the SEC for additional information.

         Section 5.05 Certain Agreements.

         (a) For a period of six years from and after the Merger Effective Date, BCSB shall, to the fullest extent permitted to it under applicable law, indemnify, defend and hold harmless each present and former director and officer of WHG (the "Indemnified Parties") against all losses, claims, damages, costs, expenses (including reasonable attorneys' fees and expenses), liabilities, judgments or amounts paid in settlement (with the prior written approval of BCSB, which approval shall not be unreasonably withheld) or in connection with any claim, action, suit, proceeding or investigation arising out of matters existing or occurring at or prior to the Merger Effective Date (a "Claim") in which an Indemnified Party is, or is threatened to be made, a party or a witness based in whole or in part on, or arising in whole or in part out of, the fact that such person is or was a director or officer of WHG or any WHG Subsidiary, regardless of whether such Claim is asserted or claimed prior to, at or after the Closing Date, to the fullest extent to which directors and officers of WHG would have been entitled under WHG's articles of incorporation and applicable federal law and regulations. All rights to indemnification in respect of a Claim asserted or made within the period described in the preceding sentence shall continue until the final disposition of such Claim.

         (b)      Any  Indemnified Party wishing to claim  indemnification under
Section 5.05, upon learning of any Claim, shall promptly notify BCSB, but the failure to so notify shall not relieve BCSB of any liability it may have to such Indemnified Party except to the extent that such failure prejudices BCSB. In the event of any Claim, (i) BCSB shall have the right to assume the defense thereof (with counsel reasonably satisfactory to the Indemnified Party) and shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that, if BCSB elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between BCSB and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and BCSB shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received, provided further that BCSB shall in all cases be obligated pursuant to this paragraph to pay for only one firm of counsel for all Indemnified Parties, (ii) the Indemnified Parties will cooperate in the defense of any such Claim and (iii) BCSB shall not be liable for any settlement effected without its prior written consent (which consent shall not unreasonably be withheld).

         (c) In the event BCSB or any of is successors or assigns (i) consolidates with or merges into any other Person and shall not continue or survive such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of BCSB assume the obligations set forth in this Section 5.05.

         (d) BCSB shall maintain in effect for three years from the Closing Date, if available, the current directors' and officers' liability insurance policy maintained by WHG (provided that BCSB may substitute therefor policies of at least the same coverage containing terms and conditions which are not materially less favorable) with respect to matters occurring at or prior to the Closing Date, provided, however, that in no event shall BCSB be required to expend pursuant to this Section 5.05(d) more than an amount equal to 150% of the current annual amount expended by Heritage Bank to maintain or procure insurance coverage pursuant hereto (which amount, if applicable, shall be used to maintain the directors' and officers' liability insurance policy for such period less than three years as is available for such payment). In connection with the foregoing, WHG agrees to provide such insurer or substitute insurer with such representations as such insurer may reasonably request with respect to the reporting of any prior claims. WHG DISCLOSURE SCHEDULE 5.05(d) sets forth all claims made or notices provided to WHG's present insurers and the extent to which any present insurance coverage has been impaired due to either defense expense or settlements.

         (e) The provisions of this Section 5.05 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

         Section 5.06 No Other Bids and Related Matters.

         From and after the date hereof until the termination of this Agreement, neither WHG, nor any WHG Subsidiary, nor any of their respective officers, directors, employees, representatives, agents or affiliates (including, without limitation, any investment banker, attorney or accountant retained by WHG or any of its Subsidiaries), will, directly or indirectly, initiate, solicit or knowingly encourage (including by way of furnishing non-public information or assistance), or facilitate knowingly, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal (as defined below), or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain an Acquisition Proposal or agree to or endorse any Acquisition Proposal, or authorize or permit any of its officers, directors, or employees or any of its subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by any of its subsidiaries to take any such action, and WHG shall notify BCSB orally (within one business day) and in writing

(as promptly as practicable) of all of the relevant details relating to all inquiries and proposals which it or any of its Subsidiaries or any such officer, director, employee, investment banker, financial advisor, attorney, accountant or other representative may receive relating to any of such matters, provided, however, that nothing contained in this Section 5.06 shall prohibit the Board of Directors of WHG from (i) furnishing information to, or entering into discussions or negotiations with any person or entity that makes an unsolicited written, bona fide proposal to acquire WHG pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction, if, and only to the extent that, (A) the Board of Directors of WHG receives an opinion from its independent financial advisor that such proposal may be superior to the Merger from a financial point-of-view to WHG's stockholders, (B) the Board of Directors of WHG, after consultation with and after considering the advice of independent legal counsel, determines in good faith that failure to take such action may cause the Board of Directors of WHG to breach its fiduciary duties to stockholders under applicable law (such proposal that satisfies (A) and (B) being referred to herein as a "Superior Proposal"); and (C) WHG promptly notifies BCSB of such inquiries, proposals or offers received by, any such information requested from, or any such discussions or negotiations sought to be initiated or continued with WHG or any of its representatives indicating, in connection with such notice, the name of such person and the material terms and conditions of any inquiries, proposals or offers. For purposes of this Agreement, "Acquisition Proposal" shall mean any proposal or offer as to any of the following (other than the transactions contemplated hereunder) involving WHG or any of its subsidiaries: (i) any merger, consolidation, share exchange, business combination, or other similar transactions; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 25% or more of the assets of WHG, taken as a whole, in a single transaction or series of transactions; (iii) any tender offer or exchange offer for 25% or more of the outstanding shares of capital stock of WHG or the filing of a registration statement under the Securities Act in connection therewith; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

         Section 5.07 Duty to Advise; Duty to Update Heritage Bank's Disclosure Schedules

         WHG shall promptly advise BCSB of any change or event having a Material Adverse Effect on it or on any WHG Subsidiary or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein. WHG and Heritage Bank shall update their DISCLOSURE SCHEDULES as promptly as practicable after the occurrence of an event or fact that, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in the WHG DISCLOSURE SCHEDULES. The delivery of such updated Schedule shall not relieve WHG or Heritage Bank from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Sections 6.02(c) hereof. BCSB and Baltimore County Bank shall update their DISCLOSURE SCHEDULES as promptly as practicable after the occurrence of an event or fact that, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in the Baltimore County
Bank DISCLOSURE SCHEDULES. The delivery of such updated Schedule shall not relieve Baltimore County Bank from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Section 6.01(c) hereof. Baltimore County Bank shall promptly advise WHG of any change or event that it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein.

         Section 5.08 Conduct of Baltimore County Bank's Business.

         From the date of this Agreement to the Closing Date, Baltimore County Bank will use its best efforts to (x) preserve its business organizations intact, (y) maintain good relationships with employees, and (z) preserve for itself the goodwill of customers of Baltimore County Bank. From the date of this Agreement to the Closing Date, neither BCSB nor Baltimore County Bank will (i) amend its certificate of incorporation, charter or bylaws in any manner inconsistent with the prompt and timely consummation of the transactions contemplated by this Agreement, (ii) take any action which would result in any of the representations and warranties of BCSB or Baltimore County Bank set forth in this Agreement becoming untrue as of any date after the date hereof or in any of the conditions set forth in Article VI hereof not being satisfied, except in each case as may be required by applicable law; (iii) take any action which would or is reasonably likely to adversely effect or materially delay the receipt of the necessary approvals from the Regulatory Authorities; (iv) take action which would or is reasonably likely to materially and adversely affect
Baltimore County Bank or BCSB's ability to perform their covenants and agreements under this Agreement; or (v) agree to do any of the foregoing.

         Section 5.09 Board and Committee Minutes.

         WHG and Heritage Bank shall provide to Baltimore County Bank, within thirty (30) days after any meeting of their respective Board of Directors, or any executive committee thereof, a copy of the minutes of such meeting, excluding any matters related to this Agreement or the transactions contemplated hereby, except that with respect to any meeting held within thirty (30) days of the Closing Date, such minutes shall be provided to each party prior to the Closing Date.

         Section 5.10 Undertakings by the Parties.

         (a)      From and after the date of this Agreement:

                  (i) Voting by Directors. Concurrent with the execution of this Agreement, the Directors of WHG shall have entered into and delivered to BCSB the agreement set forth as Exhibit A to this Agreement;

                  (ii) Systems Conversions. Heritage Bank and Baltimore County Bank shall meet on a regular basis to discuss and plan for the conversion of Heritage Bank's data processing and related electronic informational systems to those used by Baltimore County Bank, which planning shall include, but not be limited to, discussion of the possible termination by Heritage Bank of third-party service provider arrangements effective at the Merger Effective Date or at a date thereafter, non-renewal of personal property leases and software licenses used by Heritage Bank in connection with its systems operations, retention of outside consultants and additional employees to assist with the conversion, and outsourcing, as appropriate, of proprietary or self-provided system services, it being understood that Heritage Bank shall not be obligated to take any such action prior to the Merger Effective Date and, unless Heritage Bank otherwise agrees, no conversion shall take place prior to the Merger Effective Date. In the event that Heritage Bank takes, at the request of Baltimore County Bank, any action relative to third parties to facilitate the conversion that results in the imposition of any termination fees or charges, Baltimore County Bank shall indemnify Heritage Bank for any such fee and charges, and the costs of reversing the conversion process, if for any reason the Bank Merger is not consummated for any reason other than a breach of this Agreement by Heritage Bank, or a termination of this Agreement under
Section 7.01(c)(iv) or (d)(iv).

                  (iii) List of Nonperforming Assets and Lending Activities. Heritage Bank shall provide Baltimore County Bank, within ten (10) days of the end of each calendar month, a written list (which shall include the outstanding principal amount of the loan, where applicable) of the following: (i) loans on nonaccrual, (ii) real estate owned, (iii) all loans delinquent sixty (60) days or more as to principal or interest as of the end of such month and (iv) and impaired loans. Also within twenty (20) days of the end of each calendar month, Heritage Bank shall also provide Baltimore County Bank with a status report on each loan with an unpaid principal balance of $500,000 or more. On a monthly basis, Heritage Bank shall provide Baltimore County Bank with a listing of all loan approvals, which listing shall indicate the loan amount, loan type and other material features of the loan; and

                  (iv) Reserves and Merger-Related Costs. On or immediately before the Effective Date, and at the request of Baltimore County Bank and to the extent not inconsistent with GAAP, WHG shall establish such additional accruals and reserves as may be necessary to conform the accounting reserve practices and methods (including credit loss practices and methods) of WHG to those of BCSB (as such practices and methods are to be applied to WHG from and after the Closing Date) and BCSB's plans with respect to the conduct of the business of WHG and Heritage Bank following the Merger and otherwise to reflect Merger-related expenses and costs incurred by WHG and Heritage Bank, provided, however, that WHG shall not be required to take such action unless Baltimore County Bank and BCSB agree in writing that all conditions to closing set forth in Section 6.02 have been satisfied or waived (except for the expiration of any applicable waiting periods); and no accrual or reserve made by WHG or any WHG
Subsidiary pursuant to this subsection, or any litigation or regulatory proceeding arising out of any such accrual or reserve, shall constitute or be deemed to be a breach or violation of any representation, warranty, covenant, condition or other provision of this Agreement or to constitute a termination event within the meaning of Section 7.01(b) hereof.

                  (v) Shareholders Meeting. Subject to delays, if any, which may be occasioned by the review of proxy materials by a Regulatory Authority, WHG shall submit this Agreement to its shareholders for approval at a meeting to be held within 90 days of the date of this Agreement, or as soon thereafter as is practicable, and, if consistent with its fiduciary obligation at the time and subject to Section 5.06, its Board of Directors shall recommend approval of this Agreement to the WHG shareholders.

         (b) From and after the date of this Agreement, Baltimore County Bank, BCSB, WHG and Heritage Bank shall each:

                  (i) Filings and Approvals. Cooperate with the other in the preparation and filing, as soon as practicable, of (A) the Applications, (B) the Proxy Statement, (C) all other documents necessary to obtain any other approvals and consents required to effect the completion of the Merger, and the transactions contemplated by this Agreement, (D) all other documents contemplated by this Agreement;

                  (ii) Public Announcements. Cooperate and cause their respective officers, directors, employees and agents to cooperate in good faith, consistent with their respective legal obligations, in the preparation and distribution of, and agree upon the form and substance of, any press release related to this Agreement and the transactions contemplated hereby, and any other public disclosures related thereto, including without limitation communications to shareholders, internal announcements and customer disclosures, but nothing contained herein shall prohibit either party from making any disclosure which its counsel deems necessary, provided that the disclosing party notifies the other party reasonably in advance of the timing and contents of such disclosure;

                  (iii) Maintenance of Insurance. Maintain, and cause their respective Subsidiaries to maintain, insurance in such amounts as are reasonable to cover such risks as are customary in relation to the character and location of its properties and the nature of its business;

                  (iv) Maintenance of Books and Records. Maintain, and cause their respective Subsidiaries to maintain, books of account and records in accordance with GAAP applied on a basis consistent with those principles used in preparing the financial statements heretofore delivered; or

                  (v) Taxes. File all federal, state, and local tax returns required to be filed by them or their respective Subsidiaries on or before the date such returns are due (including any extensions) and pay all taxes shown to be due on such returns on or before the date such payment is due.

         Section 5.11 Employee and Termination Benefits.

         (a) As of or after the Merger Effective Date, and at Baltimore County Bank's election and subject to the requirements of the Code and ERISA, the Heritage Bank Compensation and Benefit Plans, other than ESOP, which will be terminated, may be continued and maintained separately, consolidated, or terminated. Heritage Bank employees who continue employment with Baltimore County Bank following the Merger Effective Date ("Continuing Employees") shall participate in all Baltimore County Bank Employee Plans (including, without limitation, Baltimore County Bank's defined benefit pension plan, ESOP, and its 401(k) plan) as of the first entry date coincident with or following the Merger Effective Date, with recognition of prior service with Heritage Bank for purposes of eligibility to participate and vesting, but not benefits accrual.

         Continuing Employees shall be enrolled in the Baltimore County Bank medical, dental, life insurance and disability insurance programs available to other Baltimore County employees immediately upon the termination of the Heritage Bank plans without such Continuing Employees incurring any uninsured waiting periods or pre-existing conditions exclusions for such Continuing Employees and dependents participating in such similar Heritage Bank plans at such time. Further, any plan year deductibles under such plans incurred as of the date of termination of the respective

Heritage Bank plans shall be credited to the first plan year deductibles under the comparable Baltimore County plans upon enrollment in such Baltimore County plans.

         (b) At and for a period of six months following the Merger Effective Date, any terminated employees of WHG or Heritage Bank whose employment is terminated, other than voluntary termination and termination for cause, shall be provided with severance benefits equal to two (2) weeks pay for every year of service with WHG or Heritage Bank, up to a maximum of 26 weeks. The benefit set forth in this section 5.11(b) shall be payable to any person who is an employee of WHG or Heritage Bank five business days prior to the Merger Effective Date (other than an employee who is a party to an employment or change in control agreement) and whose employment is terminated by Baltimore County Bank (other than voluntary termination and termination for cause) during the period ending six months after the Merger Effective Date. The benefits shall be payable within 14 days of the date of termination of employment.

         (c) The employment  agreements  identified in WHG  DISCLOSURE  SCHEDULE
3.18 will be honored by Baltimore County Savings Bank. The payments required to be made under those agreements are set forth in WHG DISCLOSURE SCHEDULE 3.18 (which payment shall be made by Heritage Bank, or if requested by Baltimore County Bank, by Baltimore County Bank) shall be in complete satisfaction of all of their rights under the employment agreement, neither BCSB, Baltimore County Bank, WHG nor Heritage Bank shall have further obligation under the employment agreements, and each individual shall execute a cancellation agreement and release, in form and substance reasonably satisfactory to Baltimore County Bank in connection with such payment. To the extent that BCSB has notified WHG prior to the Merger Effective Date that employees with employment agreements or change in control severance agreements will not be retained by BCSB or Baltimore County Bank after the Merger Effective Date, then WHG shall make such termination payments in accordance with such agreements as of the Merger Effective Date (which payments, at the request of Baltimore County Bank, may be made by Baltimore County Bank).

         (d) The Heritage Bank Employee Stock Ownership Plan (the "ESOP") shall be terminated as of the Merger Effective Date in accordance with its terms in effect as of the date of this Agreement (all shares held by the ESOP shall be converted into the right to receive the Merger Consideration), all outstanding ESOP indebtedness shall be repaid, and the balance shall be allocated and distributed to WHG employees (subject to the receipt of a determination letter from the IRS to be filed by WHG promptly following the date of this Agreement), as provided for in the WHG ESOP and unless otherwise required by applicable law; provided, however, in the event that the Merger Effective Date is prior to July 31, 2002, Heritage Bank may, to the extent permitted under the Code, make contributions to the ESOP in an amount equal to the normal contribution amount for the complete twelve month plan year as if the Merger Effective Date was July 31, 2002.

         (e) As of the Closing Date, payments may be made to the directors, and in the amounts, specified in WHG DISCLOSURE SCHEDULE 5.11(e), pursuant to the Heritage Bank Directors Change in Control Severance Plan. The Chairman of the Board of WHG shall be provided with a six-month severance benefit in the amount set forth on the WHG DISCLOSURE SCHEDULE

5.11(e) in addition to his Board severance benefit pursuant to the Heritage Bank Directors Change in Control Severance Plan.

         (f) On or before the Merger Effective Date, all Heritage Bank employees shall be paid for all accrued (consistent with past practice) but unused vacation leave determined as of such Merger Effective Date, and may also receive payments in accordance with the Heritage Bank Employee Retention Program in accordance with WHG DISCLOSURE SCHEDULE 5.11(f), provided that Heritage Bank has been accruing for such payments prior to the date of this Agreement (and in such case such accruals may continue through the Closing Date, consistent with current practice).

         (g) Heritage Bank may continue to accrue for contributions to be made to its 401(k) plan at the annual rate of 5% of participant compensation through the Merger Effective Date and may make such contribution to such plan not later than the Merger Effective Date; provided, however, in the event that the Merger Effective Date is prior to July 31, 2002, Heritage Bank may, to the extent permitted under the Code, make a contribution to such 401(k) plan in an amount equal to the 5% contribution projected for such final plan year as if the Merger Effective Date was as of July 31, 2002.

         (h) Heritage Bank shall continue to accrue for its annual bonus plan (consistent with past practice) and may pay such bonus amounts as of the Merger Effective Time in accordance with WHG Disclosure Schedule 5.11(h).

         Section 5.12 Duty to Advise; Duty to Update Baltimore County Bank's Disclosure Schedules.

         BCSB and Baltimore County Bank shall promptly advise Heritage Bank of any change or event having a Material Adverse Effect on it or on any BCSB Subsidiary or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein. BCSB and Baltimore County Bank shall update their DISCLOSURE SCHEDULES as promptly as practicable after the occurrence of an event or fact which, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in a DISCLOSURE SCHEDULE. The delivery of such updated Schedules shall not relieve BCSB from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Sections 6.01(c) hereof.

                                   ARTICLE VI
                                   CONDITIONS

         Section 6.01 Conditions to WHG and Heritage Bank's Obligations under this Agreement.

         The obligations of WHG and Heritage Bank hereunder shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by WHG and Heritage Bank pursuant to Section 8.03 hereof:

         (a) Corporate Proceedings. All action required to be taken by, or on the part of, BCSB and Baltimore County Bank to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, shall have been duly and validly taken by BCSB and Baltimore County Bank; and Heritage Bank and WHG shall have received certified copies of the resolutions evidencing such authorizations;

         (b) Covenants. The obligations and covenants of BCSB and Baltimore County Bank required by this Agreement to be performed by BCSB and Baltimore County Bank at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

         (c) Representations and Warranties. Each of the representations and warranties of BCSB and Baltimore County Bank set forth in this Agreement which is qualified as to materiality shall be true and correct and each such representational warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and as of the Closing Date as though made on and as of the Closing Date (other than Section 4.08 and except as to any representation or warranty which specifically relates to an earlier date);

         (d) Approvals of Regulatory Authorities. The parties to this Agreement shall have received all required approvals from the Regulatory Authorities with respect to the Mergers; and all notice and waiting periods required thereunder shall have expired or been terminated;

         (e) No Injunction. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction that enjoins or prohibits consummation of the transactions contemplated hereby;

         (f) Approval of WHG's Shareholders. This Agreement shall have been approved by the shareholders of WHG by such vote as is required under applicable law, and WHG's articles of incorporation and bylaws;

         (g) Officer's Certificate. BCSB and Baltimore County Bank shall have delivered to Heritage Bank a certificate, dated the Closing Date and signed, without personal liability, by its president, to the effect that the conditions set forth in subsections (a) through (e) of this Section 6.01 have been satisfied; and

         (h) Funds Deposited with the Exchange Agent. Baltimore County Bank shall have deposited or caused to be deposited, in trust with the Exchange Agent, an amount of cash equal to the aggregate Merger Consideration that the holders of WHG Common Stock shall be entitled to receive on the Merger Effective Date pursuant to Section 2.02 of this Agreement.

         Section 6.02 Conditions to BCSB and Baltimore County Bank's Obligations under this Agreement.

         The obligations of Baltimore County Bank and BCSB hereunder shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by BSCB or Baltimore County Bank pursuant to Section
8.03 hereof:

         (a) Corporate Proceedings. All action required to be taken by, or on the part of, WHG and Heritage Bank to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, shall have been duly and validly taken by WHG and Heritage Bank; and Baltimore County Bank shall have received certified copies of the resolutions evidencing such authorizations;

         (b) Covenants. The obligations and covenants of WHG and each WHG Subsidiary required by this Agreement to be performed at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

         (c) Representations and Warranties. Each of the representations and warranties of WHG, Heritage Bank and each WHG Subsidiary set forth in this Agreement which is qualified as to materiality shall be true and correct and each such representation and warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and as of the Closing Date as though made on and as of the Closing Date (except as to any representation or warranty which specifically relates to an earlier date);

         (d) Approvals of Regulatory Authorities. All required approvals from the Regulatory Authorities with respect to the Mergers have been received; and all notice and waiting periods required thereunder shall have expired or been terminated; provided, however, that no approval or consent referred to herein shall be deemed to have been received if it shall include any condition or requirement that, in the aggregate, would so materially reduce the economic or business benefits of the Merger to BCSB that had such condition or requirement been known, BCSB, in its reasonable judgment, would not have entered into this Agreement.

         (e) No Injunction. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction that enjoins or prohibits consummation of the transactions contemplated hereby;

         (f) No Material Adverse Effect. Since September 30, 2001, there shall not have occurred any Material Adverse Effect with respect to WHG or Heritage Bank;

         (g) Certain Loans. There shall not have been an increase of more than $2.75 million ($2,750,000) in commercial loans and multi-family loans delinquent ninety days or more (90) days as of any month end prior to the Closing Date, compared to the amount of such delinquencies as of the month end prior to the date of this Agreement; and

         (h) Officer's Certificate. WHG shall have delivered to BCSB a certificate, dated the Closing Date and signed, without personal liability, by its chairman of the board or president, to the effect that the conditions set forth in subsections (a) through (g) of this Section 6.02 have been satisfied.

                                   ARTICLE VII
                        TERMINATION, WAIVER AND AMENDMENT

         Section 7.01 Termination.

         This Agreement may be terminated at any time prior to the Merger Effective Date:

         (a) by mutual written consent of the parties authorized by their respective boards of directors;

         (b) by BCSB or Baltimore County Bank, or WHG or Heritage Bank (i) if the Merger Effective Date shall not have occurred on or prior to September 30, 2002, (ii) if a vote of the stockholders of WHG is taken and such stockholders fail to approve this Agreement at the meeting of stockholders (or any adjournment thereof) of WHG contemplated by Section 5.04(b) hereof, or (iii) any applicable regulatory authority formally disapproves the issuance of any required regulatory approval, unless in the case of clauses (i) and (ii) of this
Section 7.01(b) such failure is due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein to be performed or observed by such party on or before September 30, 2002 or such meeting of stockholders, as the case may be.

         (c) by BCSB or Baltimore County Bank if (i) at the time of such termination any of the representations and warranties of WHG or Heritage Bank contained in this Agreement shall not be true and correct to the extent that the condition set forth in Section 6.02(b) or (c) hereof cannot be satisfied, (ii) there shall have been any material breach of any covenant, agreement or obligation of WHG or Heritage Bank hereunder and such breach shall have not been remedied by WHG or Heritage Bank within fifteen business days after receipt by them of notice in writing from BCSB or Baltimore County Bank specifying the nature of such breach and requesting that it be remedied, (iii) any applicable Regulatory Authority approves the transactions contemplated but with conditions attached such that the requirements of Section 6.02(d) are not satisfied, (iv) WHG has received a Superior Proposal, and in accordance with Section 5.06 of this Agreement, the Board of Directors of WHG has entered into an acquisition agreement with respect to the Superior Proposal, terminated this Agreement, or withdraws its recommendation of this Agreement, fails to make such recommendation or modifies or qualifies its recommendation in a manner adverse to BCSB, or (v) any event occurs such that a condition set forth in Sections
6.02 hereof which must be fulfilled before BCSB or Baltimore County Bank is obligated to consummate the Merger cannot be fulfilled and non-fulfillment is not waived by BCSB or Baltimore County Bank.

         (d) by WHG or Heritage Bank if (i) at the time of such termination any of the representations and warranties of Baltimore County Bank and BCSB contained in this Agreement shall not be true and correct to the extent that the condition set forth in Section 6.01(b) or (c) hereof cannot be satisfied, (ii) there shall have been any material breach of any covenant, agreement or obligation of Baltimore County Bank or BCSB hereunder and such breach shall not have been remedied within fifteen business days after receipt by Baltimore County Bank of notice in writing from Heritage Bank specifying the nature of such breach and requesting that it be remedied, (iii) any event occurs such that a condition set forth in Sections 6.01 hereof which must be fulfilled before Heritage Bank is obligated to consummate the Merger cannot be fulfilled and non-fulfillment is not waived by Heritage Bank, or (iv) WHG has received a Superior Proposal, and in accordance with Section 5.06 of this Agreement, the
Board of  Directors  of WHG has made a  determination  to accept such Superior Proposal; provided that WHG shall not terminate this Agreement pursuant to this Section 7.01(d)(iv) and enter in a definitive agreement with respect to the Superior Proposal until the expiration of three (3) business days following BCSB and Baltimore County Bank's receipt of written notice advising BCSB and Baltimore County Bank that WHG has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal (and including a copy thereof with all accompanying documentation, if in writing) identifying the person making the Superior Proposal and stating whether WHG intends to enter into a definitive agreement with respect to the Superior Proposal. After providing such notice, WHG shall provide a reasonable opportunity to BCSB and Baltimore County Bank during the three-day period to make such adjustments in the terms and conditions of this Agreement as would enable WHG to proceed with the Merger on such adjusted terms.

         Section 7.02. Effect of Termination.

         Except as otherwise provided in this Agreement, if this Agreement is terminated pursuant to Section 7.01 hereof, this Agreement shall forthwith become void (other than Section 8.01 and the last sentences of Sections 5.02 and 5.10(a)(ii), which shall remain in full force and effect), and there shall be no further liability on the part of Baltimore County Bank, BCSB, WHG or Heritage Bank to the other, except that no party shall be relieved or released from any liabilities or damages arising out of its willful or fraudulent breach of any provision of this Agreement.


                                  ARTICLE VIII
                                  MISCELLANEOUS

         Section 8.01 Expenses.

         (a) Except as provided herein, each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own financial consultants, accountants and counsel. Section 8.01(a) shall not be construed to relieve or release a breaching party from any liability or damages arising out of its willful breach of any provision of this Agreement.

         (b) As a condition of BCSB and Baltimore County Bank's willingness, and in order to induce BCSB and Baltimore County Bank to enter into this Agreement and to reimburse BCSB and Baltimore County Bank for incurring the costs and expenses related to entering into this Agreement and consummating the transactions contemplated by this Agreement, WHG and Heritage Bank hereby agrees to pay Baltimore County Bank, and Baltimore County Bank shall be entitled to payment of a fee of $1,000,000 (the "Fee"), within three business days after written demand for payment is made by Baltimore County Bank, following the occurrence of any of the events set forth below:

         (i) WHG terminates this Agreement pursuant to Section 7.01(d)(iv) or BCSB or Baltimore County Bank terminates this Agreement pursuant to Section 7.01(c)(iv); or

         (ii) the entering into a definitive agreement by WHG relating to an Acquisition Proposal or the consummation of an Acquisition Proposal involving WHG within twelve months after the occurrence of any of the following: (i) the termination of the Agreement by BCSB or Baltimore County Bank pursuant to
Section 7.01(c)(ii); (ii) the failure of the stockholders of WHG to approve this Agreement after the occurrence of an Acquisition Proposal, or (iii) September 30, 2002 if prior thereto the WHG stockholders have not approved this Agreement.

         If demand for payment of the Fee is made pursuant to this Section 8.01(b) and payment is timely made, then neither BCSB nor Baltimore County Bank will have any other rights or claims against WHG or Heritage Bank, their Subsidiaries, and their respective officers and directors, under this Agreement, it being agreed that the acceptance of the Fee under this Section 8.01(b) will constitute the sole and exclusive remedy of BCSB and Baltimore County Bank against WHG and Heritage Bank, their Subsidiaries and their respective officers and directors.

         Section 8.02 Non-Survival of Representations and Warranties.

         All representations, warranties and, except to the extent specifically provided otherwise herein, agreements and covenants, other than those covenants set forth in Sections 2.02, 5.05, 5.10(a)(ii) and 5.11, which will survive the Merger, shall terminate on the Closing Date.

         Section 8.03 Amendment, Extension and Waiver.

          Subject to applicable law, at any time prior to the consummation of the transactions contemplated by this Agreement, the parties may (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of either party hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (d) waive compliance with any of the agreements or conditions contained in Articles V and VI hereof or otherwise. This Agreement may not be amended except by an instrument in writing authorized by the respective Boards of Directors and signed, by duly authorized officers, on behalf of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed by a duly authorized officer on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         Section 8.04 Entire Agreement.

         This Agreement, including the documents and other writings referred to herein or delivered pursuant hereto, contains the entire agreement and understanding of the parties with respect to its subject matter. This Agreement supersedes all prior arrangements and understandings between the parties, both written and oral with respect to its subject matter. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors; provided, however, that nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors, any rights, remedies, obligations or liabilities other than pursuant to Sections 2.02, 2.03, 5.05 and 5.11(c), (d) and (e).

         Section 8.05 No Assignment.

         Neither party hereto may assign any of its rights or obligations hereunder to any other person, without the prior written consent of the other party hereto.

         Section 8.06 Notices.

         All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by prepaid registered or certified mail (return receipt requested), or sent by telecopy, addressed as follows:




         (a)      If to Baltimore County Bank or BCSB to:

                  Baltimore County Savings Bank
                  4111 E. Joppa Road
                  Baltimore, Maryland
                  Attention:        Gary C. Loraditch
                                    President
         with a copy to:

                  Luse Lehman Gorman Pomerenk & Schick, PC
                  5335 Wisconsin Avenue, NW
                  Suite 400
                  Washington, D.C. 20015
                  Attention:        John J. Gorman, Esq.
                                    Eric Luse, Esq.

         (b)      If to WHG or Heritage Bank, to:

                  Heritage Savings Bank
                  1505 York Road
                  Lutherville, Maryland  21093
                  Attention:        Mrs. Peggy J. Stewart
                                    President and Chief Executive Officer

                  with a copy to:

                  Malizia Spidi & Fisch, PC
                  1100 New York Avenue, N.W.
                  Suite 340 West
                  Washington, DC  20005
                  Attention:        John J. Spidi, Esq.

         Section 8.07 Captions.

         The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

         Section 8.08 Counterparts.

         This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         Section 8.09 Severability.

         If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         Section 8.10 Governing Law.

         This Agreement shall be governed by and construed in accordance with the domestic internal law (including the law of conflicts of law) of the State of Maryland.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                         BCSB BANKCORP, INC.



                         By:      /s/Gary C. Loraditch
                                  ----------------------------------------------
                                  Gary C. Loraditch
                                  President



                         BALTIMORE COUNTY SAVINGS BANK



                         By:      /s/Gary C. Loraditch
                                  ----------------------------------------------
                                  Gary C. Loraditch
                                  President




                         HERITAGE SAVINGS BANK



                         By:      /s/Peggy J. Stewart
                                  ----------------------------------------------
                                  Peggy J. Stewart
                                  President and Chief Executive Officer


                         WHG BANCSHARES CORPORATION



                         By:      /s/Peggy J. Stewart
                                  ----------------------------------------------
                                  Peggy J. Stewart
                                  President and Chief Executive Officer

                                                                      APPENDIX B




February 27, 2002


Board of Directors
WHG Bancshares Corporation
Heritage Savings Bank, F.S.B.
1505 York Road
Lutherville, Maryland 21093

Members of the Board:

WHG Bancshares Corporation ("WHGB") has requested our written opinion, as an independent financial advisor to WHGB and its wholly owned subsidiary Heritage Savings Bank, F.S.B. (the "Bank"), Lutherville, Maryland as to the fairness, from a financial point of view to the common shareholders of WHGB, of the merger consideration proposed in the Agreement and Plan of Merger dated February 27, 2002 (the "Agreement"), pursuant to which WHGB will be acquired by BCSB Bankcorp, Inc. ("BCSB"), Baltimore, Maryland.

Pursuant to the Agreement and discussions with management, 100% of the issued and outstanding shares of WHGB common stock will be acquired for $14.25 per share in cash (the "Merger Consideration") by BCSB. The Merger Consideration may be taxable to WHGB shareholders.

This letter is directed to the Board of Directors of WHGB and the Bank in its consideration of the Agreement, and does not constitute a recommendation to any shareholder of WHGB to vote for or against the Agreement or to take any other action.

FinPro, Inc. ("FinPro") provides investment-banking services to the bank and thrift industry, including appraisals and valuations of bank and thrift institutions and their securities in connection with mergers, acquisitions, public offerings and other securities transactions. FinPro has knowledge of and experience with the mid-atlantic bank and thrift market and financial institutions operating in that market. The WHGB Board chose FinPro because of its expertise, experience and familiarity with the bank and thrift industries.

In connection with its opinion, FinPro reviewed and considered, among other things: (i) the Agreement and the exhibits thereto; (ii) changes in the market for bank and thrift stocks; (iii) the performance of WHGB's and BCSB's common stock; (iv) trends and changes in the financial condition of WHGB and BCSB; (v) the most recent annual report to shareholders of WHGB and BCSB; (vi) quarterly reports on Form 10-Q of WHGB and BCSB; (vii) the budget of WHGB.

In rendering its opinion, FinPro did not independently verify the financial data provided by or on behalf of WHGB and BCSB, but instead relied upon and assumed the accuracy and completeness of the data provided.

WHGB Bancorp, Inc.                                                       Page: 2
--------------------------------------------------------------------------------


We have also had discussions with the management of WHGB and BCSB regarding their respective financial results and have analyzed the most current financial data available for WHGB and BCSB. We also considered such other information, financial studies, analyses and investigations, and economic and market criteria which we deemed relevant.

We have considered certain financial data of WHGB and have compared that data with similar data for other financial institutions and their holding companies which have recently merged or been acquired. Furthermore, we have considered the financial terms of these business combinations involving said financial institutions and their holding companies.

In reaching our opinion, we took into consideration the financial benefits of the proposed transaction to WHGB shareholders. Based on all factors that we deem relevant and assuming the accuracy and completeness of the information and data provided to us by WHGB and BCSB, it is our opinion as of this date, that the proposed Merger Consideration is fair and equitable to WHGB shareholders from a financial point of view.

FinPro understands that this opinion may be included in its entirety in a communication by WHGB or its Board of Directors to the shareholders of WHGB and may be included in its entirety in regulatory filings by WHGB and BCSB. Except as described above, this opinion may not be summarized, excerpted from or otherwise publicly referred to without FinPro's prior written consent.

WHGB retained FinPro to act as independent financial advisor, to render general financial advisory services and also to specifically advise WHGB in connection with its merger and acquisition activities. Pursuant to its engagement, WHGB will pay FinPro a fee equal to 1.00% of the transaction value plus reasonable expenses. In addition, WHGB has indemnified FinPro in connection with any matter related to the merger.

Prior to being retained as WHGB's financial advisor, FinPro had provided consulting services to WHGB. The revenues derived from these services are insignificant when compared to the firm's total gross revenues.



                                      Respectfully Submitted,


                                      /s/FinPro, Inc.

                                      FinPro, Inc.
                                      Liberty Corner, New Jersey

--------------------------------------------------------------------------------
                           WHG BANCSHARES CORPORATION
                                 1505 YORK ROAD
                           LUTHERVILLE, MARYLAND 21093
--------------------------------------------------------------------------------
                         SPECIAL MEETING OF STOCKHOLDERS
                                  JUNE 25, 2002
--------------------------------------------------------------------------------

Please mark your FOR
vote as indicated        [X]
in this example

         The undersigned hereby appoints the Board of Directors of WHG Bancshares Corporation ("WHG"), and its successors, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of WHG which the undersigned is entitled to vote at WHG's Special Meeting of Stockholders (the "Meeting"), to be held on Tuesday, June 25, 2002 at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland at 10:00 a.m., Eastern Time, and at any and all adjournments and postponements thereof as follows:



1.  Approval of the Agreement and Plan of Merger,     FOR   AGAINST    ABSTAIN
    dated as of February 27, 2002, by and between    [   ]   [   ]      [   ]
    BCSB Bankcorp, Inc., Baltimore County Savings
    Bank, F.S.B., WHG, and Heritage Savings Bank,
    F.S.B.

Your Board of Directors      I plan to attend the WHG         YES        NO
recommends a vote "FOR"      Special Meeting.                [   ]     [   ]
proposal 1.


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

This Proxy will be voted as directed. If you date, sign and return this proxy but do not provide specific voting instructions, this proxy will be voted FOR Proposal 1. If any other business is presented at the Special Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting. The stockholder may revoke this proxy at any time before it is voted.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned acknowledges receipt from WHG prior to the execution of this proxy, of Notice of the Special Meeting and the Proxy Statement.


Dated:
        ------------------------------------   ---------------------------------
                                               Print Name of Stockholder(s)


--------------------------------------------   ---------------------------------
Signature of Stockholder                       Signature of Stockholder

Please sign exactly as your name appears above on this form. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------